SEMIANNUAL REPORT March 31, 2003

                                         Nuveen
                           Municipal Closed-End
                                Exchange-Traded
                                          Funds


                                                NEW YORK
                                                NNY
                                                NNP
                                                NAN
                                                NXK


Photo of: 2 women with graduation cap and gown.
Photo of: Woman and girl looking at photo album.


                                    DEPENDABLE,
                                TAX-FREE INCOME
                                        BECAUSE
                        IT'S NOT WHAT YOU EARN,
                         IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

FASTER INFORMATION
     RECEIVE YOUR
           NUVEEN FUND REPORT
               ELECTRONICALLY

By registering for electronic delivery, you will receive an email as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via email than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).


SOME COMMON CONCERNS:

WILL MY EMAIL ADDRESS BE DISTRIBUTED TO OTHER COMPANIES?

No, your email address is strictly confidential and will not be used for anything other than notification of shareholder information.


WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR MAIL DELIVERY AGAIN?

If you decide you do not like receiving you reports electronically, it's a simple process to go back to regular mail delivery.



IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS
COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Refer to the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your email address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation email within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS
COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and email address. Fill in this information, then click Enroll.

4 You should get a confirmation email within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.


Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "I'D ALSO LIKE TO DIRECT YOUR ATTENTION TO THE INSIDE FRONT COVER OF THIS REPORT, WHICH EXPLAINS THE QUICK AND EASY PROCESS TO BEGIN RECEIVING FUND REPORTS LIKE THIS VIA E-MAIL AND THE INTERNET."

Dear
  SHAREHOLDER

I am pleased to report that over the period covered by this report, your Nuveen New York Fund has continued to provide you with attractive tax-free monthly income and a solid total return. For specific information about the performance of your Fund, please read the Portfolio Manager's Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder how fixed-income investments will perform if interest rates begin to rise. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

Timothy R. Schwertfeger
Chairman of the Board

May 15, 2003

Nuveen New York Municipal Closed-End Exchange-Traded Funds
(NNY, NNP, NAN, NXK)

Portfolio Manager's
               COMMENTS

Portfolio manager Paul Brennan reviews U.S. and state economic conditions, key investment strategies, and the recent performance of the Funds. With twelve years of investment experience, Paul has managed NNY, NNP, and NAN since 1999, and NXK since its inception in March 2001.



WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In a number of ways, underlying economic and market conditions have not changed significantly since our last shareholder report dated September 30, 2002. We believe the most influential factors affecting the performance of the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. In addition, continued geopolitical concerns, centering on Iraq and the ongoing threat of terrorism, also had an impact during this reporting period.

In the municipal market, the sluggish economic recovery and a general lack of inflationary pressures created conditions that helped many bonds perform well during the period ended March 31, 2003. After record issuance of $357 billion in calendar year 2002, municipal bond new issue supply nationwide remained strong during the first quarter of 2003. More than $83 billion in new municipal bonds were issued in January, February and March 2003, up 22% over the same period in 2002. Demand for municipal bonds also remained strong over most of this reporting period, as many individual investors continued to seek tax-free income and increased diversification for their portfolios. Institutional investors, including traditional municipal bond purchasers such as property/casualty insurance companies as well as non-traditional purchasers such as hedge funds, arbitrage accounts, and pension funds, also were active municipal buyers over this reporting period.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN NEW YORK?

Despite a diverse economic base and per capita income levels that rank among the highest in the nation, the economies of both New York state and New York City have been significantly impacted by anemic growth, continued declines in the financial sector, the national recession in manufacturing, and a decline in tourism.

Like many other government entities, New York state and city are grappling with budget deficits stemming largely from a decline in tax revenues. Although the state managed to close a $5.8 billion shortfall in its fiscal 2003 budget by cutting expenses and drawing on rainy day reserves, it was unsuccessful in plugging a gap that subsequently appeared and ended fiscal 2003 with a $2 billion deficit. The state's proposed $90.8 billion fiscal 2004 budget includes a gap of $11.5 billion, and the state has indicated that without some form of special financing it may face a cash crisis as 2003 unfolds. Although a balanced budget was scheduled to be enacted by April 1, negotiations were still underway at the end of this reporting period, and - for the 19th consecutive year - the state was temporarily operating without a budget.

In New York City, the budgetary impact of the tax revenue decline was compounded by soaring public security costs. However, through expenditure reductions, federal and state aid, and Transitional Finance Authority (TFA) borrowing, the city was successful in balancing its fiscal 2003 budget. A subsequent shortfall was closed with further spending cuts and the largest property tax increase (18.5%) in New York City history, enabling the city to end fiscal 2003 with a projected $900 million surplus. Despite this surplus and $2.6 billion in spending cuts over the past 16 months, the city is again facing a deficit of about $3.8 billion in its fiscal 2004 budget. One proposal under study would reinstate the tax on the city's 800,000 commuters, which could raise as much as $1.4 billion, but which requires approval from the state government. If the commuter tax is not approved, a contingency plan that includes the layoff of 15,000 city employees is being evaluated. To date, New York City has taken the steps, no matter how difficult, to keep its budget balanced. This has been motivated in part by the state-mandated control and review processes that grew out of the city's fiscal problems in the 1970s.

In March 2003, Moody's reconfirmed its A2 and Standard & Poor's its AA credit ratings for the state. Moody's currently rates New York City A2 with a declining outlook, while S&P has assigned the city an A rating with a negative outlook. Municipal issuance in New York continued to be very robust, with $49 billion of new bonds in calendar year 2002, an increase of 117% over 2001, and $9 billion in the first quarter of 2003, up 91% over January-March 2002.


HOW DID THESE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED MARCH 31, 2003?

Individual results for these Funds, as well as selected benchmarks, are presented in the accompanying table.


                                TOTAL RETURN          LEHMAN       LIPPER
           MARKET YIELD               ON NAV   TOTAL RETURN1     AVERAGE2
-------------------------------------------------------------------------
                                      1 YEAR          1 YEAR       1 YEAR
                     TAXABLE-          ENDED           ENDED        ENDED
       3/31/03    EQUIVALENT3        3/31/03         3/31/03      3/31/03
-------------------------------------------------------------------------
NNY      4.98%          7.66%          8.01%           9.67%       11.58%
-------------------------------------------------------------------------
NNP      6.35%          9.77%         13.85%           9.67%       11.58%
-------------------------------------------------------------------------
NAN      6.46%          9.94%         13.47%           9.67%       11.58%
-------------------------------------------------------------------------
NXK      6.49%          9.98%         14.19%           9.67%       11.58%
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended March 31, 2003, the three leveraged Funds - NNP, NAN, and NXK - all outperformed the unleveraged, unmanaged Lehman Brothers New York Tax-Free Bond Index as well as their Lipper fund peer group average. Much of this outperformance of the Lehman index is attributable to the relatively long durations4 of these three Funds. A longer duration generally will help a Fund perform well during periods of declining interest rates, as was the case over much of the twelve-month period. As of March 31, 2003, the durations of these three Funds ranged from 9.17 to 10.67, compared with 7.55 for the Lehman New York index. In addition, these three Funds also benefited from their use of leverage, a strategy that can provide the opportunity for additional income for common shareholders.

Over the twelve-month period ended March 31, 2003, the total return of NNY was constrained to some degree by its comparatively shorter duration of 6.07, and by the fact that it is an unleveraged Fund - which meant that it did not benefit from this strategy like the other New York Funds over the one-year period.

In addition to duration and leverage, the relative performances of these Funds also were influenced by factors including call exposure, portfolio trading activity, and the price movement of specific sectors and holdings. During the twelve-month period, for example, the Funds' allocations of insured bonds and pre-refunded issues generally helped their overall performance. At the same time, each of these Funds was affected negatively by its holdings of bonds backed by American Airlines and British Airways. Over the one-year period, the market value of most airline-backed bonds fell, impacting the total returns shown in the nearby chart.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As short-term interest rates remained at historically low levels, the dividend-paying capabilities of NNP,



1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers New York Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade New York municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Nuveen New York Funds are compared with the average annualized return of the 17 funds in the Lipper New York Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 35%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of NNY, which is unleveraged, references to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

NAN, and NXK benefited from the Funds' use of leverage. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay MuniPreferred shareholders, which can potentially leave more earnings to support common share dividends. During the twelve months ended March 31, 2003, the continued low level of short-term interest rates enabled us to implement four dividend increases in NNP and NAN and three in NXK. For NNY, which is unleveraged, this interest rate environment led to a dividend cut in June 2002, as higher-yielding issues that matured or were called from the Fund's portfolio had to be replaced with bonds paying current lower market yields.

Over the course of this twelve-month period, strong demand and favorable market conditions helped the share prices of all four Funds rise. Since their NAVs also increased sharply, these Funds continued to trade at a discount to their common share net asset values as of March 31, 2003 (see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE PERIOD ENDED MARCH 31, 2003?

Over this reporting period, our strategic focus across all of the Funds continued to be on diversifying their portfolios, enhancing call protection, and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Given the recent steepness of the municipal yield curve, we sought value in long-intermediate securities (i.e., bonds that mature in 15 to 20 years). In many cases, securities in this part of the yield curve were offering yields similar to those of longer-term bonds but, in our opinion, with less interest rate risk. The purchase of these long-intermediate bonds helped to moderate the durations of these Funds, making their portfolios less sensitive to interest rate changes while still allowing them to provide competitive yields and returns.

As the economic recovery continued to be sluggish and growth remained slow, we also tried to be ready for a scenario in which interest rates might stay relatively low over a longer period of time than some are now suggesting. We believe that structuring the portfolios with bonds offering maturities of 15 to 20 years helps to position the Funds for this environment as well.

During 2002, the Metropolitan Transportation Authority (MTA), which includes the Triborough Bridge and Tunnel Authority, restructured its debt program by issuing $15 billion in new bonds. As the new MTA issues came to market, all of the previous debt was either advance refunded or escrowed to maturity. Since we had accumulated large positions in MTA bonds in anticipation of the restructuring, the advance refunding increased our allocations of pre-refunded bonds in each of these Funds, benefiting the Funds' performance through significant price appreciation as well as enhanced credit quality.

As of the end of the reporting period, each of these Funds held 4% to 5% of its portfolio in bonds backed by the master tobacco settlement agreement of 1998. In their current efforts to close their budget deficits, both New York state and city had planned to issue additional tobacco bonds. However, increased issuance of tobacco bonds by other states, as well as pending court cases against the tobacco companies, have recently weakened the prices of outstanding tobacco settlement bonds and forced some issuers to offer higher yields for new securities. In general, the prices of New York tobacco-backed bonds, especially those issued by New York City, have held up better than many issued in other states due to New York's more comprehensive debt service coverage. However, in view of current market conditions, both New York city and state have put their plans for additional tobacco issuance on hold. At the present time, our strategy is to maintain our current tobacco holdings while we evaluate the evolving situation.

In general, the heavy issuance in the New York market over the past year provided us with increased opportunities to purchase bonds with the types of structures that we favor, especially as we worked to shorten the Funds' durations against the risk of rising interest rates. We also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. From a sector perspective, our portfolios generally maintained meaningful concentrations in education bonds. Overall, we emphasized highly rated or insured bonds, particularly in essential service areas such as water and sewer issues.

In the current geopolitical and economic climate, we believed that maintaining strong credit quality remained a vital requirement. As of March 31, 2003, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 76% to 82%.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE FUNDS IN PARTICULAR?

In the municipal market, new issuance volume nationally should remain strong, as issuers continue to take advantage of the low rate environment. Given the current budget deficits in both New York city and state and their continued need for spending on infrastructure, education, and healthcare, we expect to see significant issuance of new municipal debt in New York. We think demand for tax-exempt municipal bonds should also remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk. Over coming months, we will continue to closely monitor the budgetary situation in New York and watch for any impact on the state's credit rating.

Over the next two years, we believe that all these Funds will offer good levels of call protection. As of March 31, 2003, the percentage of bonds eligible for calls during 2003 and 2004 ranged from zero in NXK to 8% in NNP. The number of actual calls over the next two years will depend largely on market interest rates during this time.

In coming months, we plan to closely watch several areas of the market, including progress toward resolution of New York city and state budget deficits, the credit environment generally within the state, and the direction of interest rates and inflation. We believe these Funds' portfolios currently are well-structured, and we intend to be highly selective in adding bonds to our portfolios. In general, we plan to remain focused on strategies that can add value for our shareholders and provide support for the Funds' long-term dividend-paying capabilities.

Municipal bonds have performed well in recent years. However, there is no guarantee this trend will continue, which is why we believe it's important to maintain an appropriate balance of investments. As part of a well-structured, well-balanced portfolio, we believe your Nuveen Fund can continue to play an important role in helping you reach your long-term financial objectives.

Nuveen New York Municipal Value Fund, Inc.

Performance
   OVERVIEW As of March 31, 2003


NNY
PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED       49%
AA                        27%
A                         12%
BBB                        7%
NR                         4%
BB OR LOWER                1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.40
--------------------------------------------------
Common Share Net Asset Value                 $9.95
--------------------------------------------------
Market Yield                                 4.98%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.11%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.66%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $150,519
--------------------------------------------------
Average Effective Maturity (Years)           20.79
--------------------------------------------------
Average Duration                              6.07
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 10/87)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.93%         8.01%
--------------------------------------------------
5-Year                         3.36%         4.85%
--------------------------------------------------
10-Year                        3.92%         5.20%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Long-Term Care                                 15%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------


BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
4/02                      0.0405
5/02                      0.0405
6/02                      0.039
7/02                      0.039
8/02                      0.039
9/02                      0.039
10/02                     0.039
11/02                     0.039
12/02                     0.039
1/03                      0.039
2/03                      0.039
3/03                      0.039



LINE CHART:
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
4/1/02                     9.08
                           9.15
                           9.12
                           9.19
                           9.22
                           9.1
                           9.14
                           9.13
                           9.04
                           9.06
                           9.06
                           9.08
                           9.2
                           9.16
                           9.21
                           9.22
                           9.16
                           9.36
                           9.44
                           9.36
                           9.23
                           9.35
                           9.39
                           9.28
                           9.4
                           9.4
                           9.45
                           9.21
                           8.95
                           9.07
                           9.09
                           9.17
                           9.07
                           8.93
                           8.88
                           9.09
                           8.92
                           8.84
                           9.05
                           9.05
                           8.93
                           8.96
                           8.95
                           8.92
                           9.06
                           9.11
                           9.15
                           9.23
                           9.32
                           9.2
                           9.1
3/31/03                    9.36


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen New York Performance Plus Municipal Fund, Inc.

Performance
   OVERVIEW As of March 31, 2003

NNP

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED       47%
AA                        31%
A                         13%
BBB                        7%
NR                         2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.58
--------------------------------------------------
Common Share Net Asset Value                $16.48
--------------------------------------------------
Market Yield                                 6.35%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.77%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $246,543
--------------------------------------------------
Average Effective Maturity (Years)           20.14
--------------------------------------------------
Leverage-Adjusted Duration                    9.39
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/89)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        12.16%        13.85%
--------------------------------------------------
5-Year                         4.74%         7.22%
--------------------------------------------------
10-Year                        5.26%         6.92%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         21%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.0775
5/02                       0.0775
6/02                       0.079
7/02                       0.079
8/02                       0.079
9/02                       0.08
10/02                      0.08
11/02                      0.08
12/02                      0.081
1/03                       0.081
2/03                       0.081
3/03                       0.0825


LINE CHART:
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
4/1/02                     15.2
                           15.15
                           14.96
                           14.96
                           15.1
                           15.24
                           15.18
                           15.42
                           15.65
                           15.65
                           15.87
                           15.8
                           15.98
                           15.95
                           15.91
                           15.67
                           15.78
                           16.18
                           16.03
                           16.01
                           15.86
                           16.19
                           16.14
                           16.15
                           16.22
                           16.48
                           16.66
                           16.15
                           15.35
                           15.31
                           15.59
                           15.6
                           15.45
                           15.35
                           15.38
                           15.46
                           15.38
                           15.28
                           15.56
                           15.78
                           15.41
                           15.38
                           15.3
                           15.21
                           15.4
                           15.18
                           15.24
                           15.39
                           15.58
                           15.34
                           15.21
3/31/03                    15.54


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.2332 per share.

Nuveen New York Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of March 31, 2003



NAN

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED        51%
AA                         31%
A                          12%
BBB                         3%
NR                          3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.85
--------------------------------------------------
Common Share Net Asset Value                $15.47
--------------------------------------------------
Market Yield                                 6.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.94%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $142,092
--------------------------------------------------
Average Effective Maturity (Years)           20.44
--------------------------------------------------
Leverage-Adjusted Duration                    9.17
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/99)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.34%        13.47%
--------------------------------------------------
Since Inception                5.75%         8.07%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     23%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Utilities                                       7%
--------------------------------------------------

BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
4/02                       0.0715
5/02                       0.0715
6/02                       0.073
7/02                       0.073
8/02                       0.073
9/02                       0.075
10/02                      0.075
11/02                      0.075
12/02                      0.077
1/03                       0.077
2/03                       0.077
3/03                       0.08

LINE CHART:
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
4/1/02                     14.25
                           14.17
                           14.33
                           14.12
                           14.33
                           14.57
                           14.36
                           14.52
                           14.54
                           14.49
                           14.42
                           14.5
                           14.82
                           14.92
                           14.8
                           14.69
                           14.72
                           14.75
                           14.75
                           14.84
                           14.84
                           14.79
                           15.22
                           15.3
                           15.4
                           15.41
                           15.4
                           15.01
                           14.23
                           14.47
                           14.71
                           14.78
                           14.59
                           14.25
                           14.25
                           14.7
                           14.57
                           14.63
                           14.75
                           14.78
                           14.65
                           14.71
                           14.67
                           14.63
                           14.6
                           14.54
                           14.63
                           14.89
                           14.97
                           14.95
                           14.68
3/3103                     14.84

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen New York Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of March 31, 2003


NXK

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED        51%
AA                         30%
A                           5%
BBB                        11%
NR                          3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.24
--------------------------------------------------
Common Share Net Asset Value                $15.17
--------------------------------------------------
Market Yield                                 6.49%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.27%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.98%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $97,928
--------------------------------------------------
Average Effective Maturity (Years)           22.03
--------------------------------------------------
Leverage-Adjusted Duration                   10.67
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        13.92%        14.19%
--------------------------------------------------
Since Inception                3.42%         9.01%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------

BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.071
5/02                       0.071
6/02                       0.071
7/02                       0.071
8/02                       0.071
9/02                       0.072
10/02                      0.072
11/02                      0.072
12/02                      0.074
1/03                       0.074
2/03                       0.074
3/03                       0.077



LINE CHART:
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
4/1/02                     13.59
                           13.9
                           14.1
                           13.79
                           14.1
                           14.12
                           14
                           13.89
                           14.05
                           14.1
                           14.18
                           14.05
                           14.27
                           14.19
                           14.11
                           14.35
                           14.33
                           14.62
                           14.64
                           14.46
                           14.46
                           14.49
                           14.83
                           14.72
                           14.7
                           14.79
                           14.66
                           14.42
                           13.85
                           13.65
                           13.84
                           13.93
                           13.63
                           13.46
                           13.61
                           13.84
                           13.78
                           13.66
                           13.8
                           14.22
                           13.95
                           13.98
                           14.06
                           14.08
                           14.06
                           13.85
                           13.8
                           13.97
                           14.37
                           14.34
                           14
3/31/03                    14.06


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0647 per share.

Shareholder
        MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on December 18, 2002.

                                                      NNY                                         NNP
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                              Preferred      Preferred      Preferred      Preferred
                                                     Common        Common        Shares         Shares         Shares         Shares
                                                     Shares        Shares      Series-M       Series-T       Series-W       Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                   --    13,082,099         1,453            708          1,934            517
   Withhold                                              --       134,071             2              --             2             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --    13,216,170         1,455            708          1,936            517
====================================================================================================================================
Lawrence H. Brown
   For                                                   --    13,079,872         1,453            708          1,934            517
   Withhold                                              --       136,298             2              --             2             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --    13,216,170         1,455            708          1,936            517
====================================================================================================================================
Anne E. Impellizzeri
   For                                           12,946,463    13,085,309         1,453            708          1,934            517
   Withhold                                         154,901       130,861             2              --             2             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         13,101,364    13,216,170         1,455            708          1,936            517
====================================================================================================================================
Peter R. Sawers
   For                                                   --    13,078,309         1,453            708          1,934            517
   Withhold                                              --       137,861             2              --             2             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --    13,216,170         1,455            708          1,936            517
====================================================================================================================================
Judith M. Stockdale
   For                                                   --    13,079,009         1,419            708          1,934            517
   Withhold                                              --       137,161            36              --             2             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --    13,216,170         1,455            708          1,936            517
====================================================================================================================================
William J. Schneider
   For                                                   --             --        1,453            708          1,934            517
   Withhold                                              --             --            2              --             2             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --             --        1,455            708          1,936            517
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                   --             --        1,453            708          1,934            517
   Withhold                                              --             --            2              --             2             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                 --             --        1,455            708          1,936            517
====================================================================================================================================

                                                                                           NAN                          NXK
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                              Preferred                    Preferred
                                                                                  Common         Shares         Common        Shares
                                                                                  Shares       Series-F         Shares      Series-W
====================================================================================================================================
Robert P. Bremner
   For                                                                         8,900,253          2,749      6,319,756         1,837
   Withhold                                                                       88,463              7         67,211            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       8,988,716          2,756      6,386,967         1,837
====================================================================================================================================
Lawrence H. Brown
   For                                                                         8,895,944          2,749      6,319,756         1,837
   Withhold                                                                       92,772              7         67,211            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       8,988,716          2,756      6,386,967         1,837
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                         8,896,644          2,749      6,320,656         1,837
   Withhold                                                                       92,072              7         66,311            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       8,988,716          2,756      6,386,967         1,837
====================================================================================================================================
Peter R. Sawers
   For                                                                         8,899,587          2,749      6,319,756         1,837
   Withhold                                                                       89,129              7         67,211            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       8,988,716          2,756      6,386,967         1,837
====================================================================================================================================
Judith M. Stockdale
   For                                                                         8,899,286          2,749      6,320,656         1,837
   Withhold                                                                       89,430              7         66,311            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                       8,988,716          2,756      6,386,967         1,837
====================================================================================================================================
William J. Schneider
   For                                                                                --          2,749             --         1,837
   Withhold                                                                           --              7             --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                              --          2,756             --         1,837
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                --          2,749             --         1,837
   Withhold                                                                           --              7             --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                              --          2,756             --         1,837
====================================================================================================================================

                                       11

                            Nuveen New York Municipal Value Fund, Inc. (NNY)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.0%

$         500   The Children's Trust Fund, Puerto Rico, Tobacco Settlement            5/12 at 100.00           A        $   466,180
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33

          440   Erie Tobacco Asset Securitization Corporation, Erie County, New       7/10 at 101.00           A            450,767
                 York Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 Senior, 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          150    6.000%, 6/01/15                                                      6/10 at 101.00           A            152,061
          805    6.150%, 6/01/25                                                      6/10 at 101.00           A            792,957

        1,295   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00           A          1,304,842
                 Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

          465   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00           A            440,211
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00          A-          1,015,210
                 Tobacco Settlement Asset-Backed Bonds Series A,
                 6.500%, 7/15/27

          365   Rensselaer Tobacco Asset Securitization Corporation, New York,        6/12 at 100.00           A            343,257
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

        1,250   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,           7/09 at 101.00          A1          1,242,900
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation, New York,       7/10 at 101.00           A          1,290,213
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 6.750%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.9%

                City of Albany Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, The Albany Law School of Union
                University Project, Series 2000A:
          600    5.700%, 10/01/20 - RAAI Insured                                     10/10 at 100.00          AA            647,742
          750    5.750%, 10/01/30 - RAAI Insured                                     10/10 at 100.00          AA            803,453

        2,000   Trust for Cultural Resources of the City of New York, New York,       4/07 at 101.00         AAA          2,181,700
                 Revenue Bonds, Series 1997A (American Museum of Natural
                 History), 5.650%, 4/01/27 - MBIA Insured

          575   Trust for Cultural Resources for the City of New York,                7/10 at 101.00           A            629,171
                 New York, Revenue Bonds, Series 2000 (The Museum of
                 American Folk Art), 6.000%, 7/01/22 - ACA Insured

        1,100   New York City Industrial Development Agency, New York,                1/12 at 100.00          A-          1,117,204
                 Civic Facility Revenue Bonds, The YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

                Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A:
        1,000    5.750%, 7/01/18                                                        No Opt. Call         AA-          1,163,450
        1,050    6.000%, 7/01/20                                                        No Opt. Call         AA-          1,255,055

        1,000   Dormitory Authority of the State of New York, Long Island             9/06 at 102.00          AA          1,042,920
                 University Insured Revenue Bonds, Series 1996,
                 5.500%, 9/01/20 - RAAI Insured

          750   Dormitory Authority of the State of New York, Pratt Institute         7/09 at 102.00          AA            820,920
                 Revenue Bonds Series 1999, 6.000%, 7/01/24 - RAAI Insured

        1,250   Dormitory Authority of the State of New York, Marymount               7/09 at 101.00          AA          1,384,225
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29 - RAAI Insured

          800   Dormitory Authority of the State of New York, D'Youville              7/11 at 102.00          AA            847,768
                 College Insured Revenue Bonds, Series 2001,
                 5.250%, 7/01/20 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.1%

          500   Cattaraugus County Industrial Development Agency, New York,           8/08 at 102.00          A+            505,570
                 Civic Facility Revenue Bonds, Series 1998A (Olean General
                 Hospital Project), 5.250%, 8/01/23

          925   Nassau County Industrial Development Agency, New York, Civic            No Opt. Call         N/R            924,454
                 Facility Revenue Refunding Bonds, Series B, North Shore Health
                 System Obligated Group Projects, 5.875%, 11/01/11

          500   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00         AAA            534,040
                 Health System Bonds 1999 Series A, 5.125%, 2/15/14 -
                 AMBAC Insured

                                       12

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,000   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA        $ 1,049,840
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/22 - AMBAC Insured

          500   New York City Industrial Development Agency, New York, Civic          7/12 at 100.00        Baa3            515,430
                 Facility Revenue Bonds, Staten Island University Hospital
                 Project, Series 2001B, 6.375%, 7/01/31

        2,250   Dormitory Authority of the State of New York, The Rosalind            2/07 at 102.00         AAA          2,371,928
                 and Joseph Gurwin Jewish Geriatric Center of Long Island,
                 Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds,
                 Series 1997, 5.700%, 2/01/37 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, Mount Sinai             7/10 at 101.00        BBB-          1,057,690
                 New York University Health Obligated Group Revenue
                 Bonds, Series 2000A, 6.500%, 7/01/25

        1,250   Dormitory Authority of the State of New York, Catholic Health         7/10 at 101.00          A3          1,373,475
                 Services of Long Island Revenue Bonds, Series 2000A,
                 St. Catherine of Sienna Medical Center, 6.500%, 7/01/20

        3,000   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          3,153,060
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.500%, 8/15/24 - MBIA Insured

        2,305   New York State Medical Care Facilities Financing Agency,              8/05 at 102.00         AAA          2,557,905
                 Hospital and Nursing Home - FHA-Insured Mortgage
                 Revenue Bonds, 1995 Series B, 6.250%, 2/15/15

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          2/05 at 100.00        BBB-          1,026,930
                 Mount Sinai New York University Health Obligated Group,
                 Series 2002C, 6.000%, 7/01/26

        1,150   Newark-Wayne Community Hospital, Inc., New York, Hospital             9/03 at 102.00         N/R          1,126,977
                 Revenue Improvement and Refunding Bonds, Series 1993A,
                 7.600%, 9/01/15

          500   City of Yonkers Industrial Development Authority, New York,           7/11 at 101.00          BB            504,230
                 Civic Facility Revenue Bonds, St. John's Riverside Hospital
                 Project, Series 2001A, 7.125%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.3%

          400   East Syracuse Housing Authority, New York, Mortgage Revenue           4/10 at 102.00         AAA            444,532
                 Refunding Bonds, Series 2001A (FHA- Insured Mortgage
                 Loan - Bennett Manor Section 8 Assisted Project),
                 6.700%, 4/01/21

        1,500   New York City Housing Development Corporation, New York,              4/03 at 102.00         AAA          1,559,625
                 Multifamily Mortgage Revenue Bonds (FHA-Insured Mortgage
                 Loan), 1993 Series A, 6.550%, 10/01/15

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,000    5.400%, 11/01/21                                                     5/11 at 101.00          AA          1,053,720
        1,000    5.500%, 11/01/31                                                     5/11 at 101.00          AA          1,045,380
        1,000    5.600%, 11/01/42                                                     5/11 at 101.00          AA          1,046,820

          410   New York State Housing Finance Agency, Multifamily Housing            8/11 at 101.00         Aa1            432,197
                 Revenue Bonds, Secured Mortgage Program, 2001 Series B,
                 5.625%, 8/15/33 (Alternative Minimum Tax)

          440   New York State Housing Finance Agency, Multifamily Housing            8/11 at 100.00         Aa1            466,558
                 Revenue Bonds, Secured Mortgage Program, 2001 Series E,
                 5.600%, 8/15/20 (Alternative Minimum Tax)

          590   New York State Housing Finance Agency, Multifamily Housing            8/11 at 100.00         Aa1            620,898
                 Revenue Bonds, Secured Mortgage Program, 2001 Series F,
                 5.700%, 8/15/32 (Alternative Minimum Tax)

        1,275   County of Westchester Industrial Development Agency, New York,        8/11 at 102.00         Aaa          1,338,062
                 Civic Facility Revenue Bonds, Series 2001A, GNMA Collateralized
                 Mortgage Loan, Living Independently for the Elderly Inc. Project,
                 5.375%, 8/20/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.1%

        3,750   State of New York Mortgage Agency, Homeowner Mortgage                 9/08 at 101.00         Aa1          3,898,500
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17 (Alternative
                 Minimum Tax)

          840   State of New York Mortgage Agency, Mortgage Revenue Bonds,            4/13 at 101.00         Aaa            840,764
                 Thirty Third Series A, 4.750%, 4/01/23 (Alternative Minimum
                 Tax) (WI, settling 4/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 14.7%

        1,000   Town of Babylon Industrial Development Agency, New York,              8/09 at 101.00         AAA          1,090,780
                 Civic Facility Revenue Bonds, Series 2000B (WSNCHS East,
                 Inc. Project), 6.000%, 8/01/24 - MBIA Insured

        2,015   Village of East Rochester Housing Authority, New York,                8/07 at 102.00         AAA          2,141,320
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.750%, 8/01/37 - MBIA Insured

        3,125   Village of East Rochester Housing Authority, New York,                8/08 at 101.00         AAA          3,206,781
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1998A, 5.250%, 8/01/38


                                       13


                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$         705   New York City Industrial Development Agency, New York,                7/10 at 102.00         N/R        $   744,952
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2000, 8.125%, 7/01/19

          530   New York City Industrial Development Agency, New York, Civic          7/11 at 101.00         N/R            530,827
                 Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001-A1, 7.250%, 7/01/16

        3,000   Dormitory Authority of the State of New York, Hebrew Home             2/07 at 102.00          AA          3,360,090
                 for the Aged at Riverdale, FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, 6.125%, 2/01/37

        2,000   Dormitory Authority of the State of New York, German                  8/06 at 102.00         AA-          2,123,120
                 Masonic Home Corporation, FHA-Insured Mortgage
                 Revenue Bonds, Series 1996, 5.950%, 8/01/26

        3,000   Dormitory Authority of the State of New York, W.K. Nursing            8/06 at 102.00         AAA          3,378,630
                 Home Corporation, FHA-Insured Mortgage Revenue Bonds,
                 Series 1996, 6.125%, 2/01/36

        1,000   Dormitory Authority of the State of New York, Eger Health             2/08 at 102.00         AAA          1,014,040
                 Care Center of Staten Island, FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, Series 1998, 5.100%, 2/01/28

        1,000   Dormitory Authority of the State of New York, Concord Nursing         7/10 at 101.00          A1          1,089,850
                 Home, Inc. Revenue Bonds, Series 2000, 6.500%, 7/01/29

          145   New York State Medical Care Facilities Finance Agency,                8/03 at 101.00         AAA            149,098
                 Hospital and Nursing Home Insured Mortgage Revenue
                 Bonds, 1992 Series C, 6.550%, 8/15/12

        3,000   Syracuse Housing Authority, New York, FHA-Insured Mortgage            2/08 at 102.00         AAA          3,233,490
                 Revenue Bonds (Loretto Rest Residential Health Care Facility
                 Project), Series 1997A, 5.600%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.5%

        1,000   County of Nassau, New York, General Improvement Bonds,                3/10 at 100.00         AAA          1,145,490
                 Series E, 6.000%, 3/01/19 - FSA Insured

           10   The City of New York, New York, General Obligation Bonds,               No Opt. Call         AAA             10,159
                 Fiscal 1992 Series C, 6.300%, 8/01/03 - AMBAC Insured

          805   The City of New York, New York, General Obligation Bonds,               No Opt. Call           A            839,011
                 Fiscal 1995 Series D, 6.600%, 2/01/04

        1,000   City of Niagara Falls, Niagara County, New York, Water                  No Opt. Call         AAA          1,245,890
                 Treatment Plant Serial Bonds, Series 1994, 7.250%, 11/01/11
                 (Alternative Minimum Tax) - MBIA Insured

          550   Northern Mariana Islands Commonwealth, General Obligation             6/10 at 100.00           A            582,912
                 Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.2%

        1,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AA-          1,020,600
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,089,760
        1,000    5.000%, 11/15/30                                                    11/12 at 100.00         AA-          1,007,160

          560   Monroe Newpower Corporation, New York, Power Facilities Revenue       1/13 at 102.00        BBB+            568,428
                 Bonds, Series 2003, 5.500%, 1/01/34

        1,000   Nassau County Interim Finance Authority, New York, Sales Tax         11/10 at 100.00         AAA          1,141,590
                 Secure Bonds, Series 2000A, 5.750%, 11/15/16 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00         AAA          2,220,060
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30 - AMBAC Insured

           25   Dormitory Authority of the State of New York, Judicial Facilities     4/03 at 114.14         Baa             28,685
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14

        3,125   Dormitory Authority of the State of New York, Mental Health           2/06 at 102.00         AAA          3,259,375
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26 - FSA Insured

          780   New York State Housing Finance Agency, H.E.L.P.-Suffolk Housing       5/03 at 100.00        Baa1            809,445
                 Revenue Bonds, 1989 Series A, 8.100%, 11/01/05

           10   New York State Housing Finance Agency, Service Contract               9/04 at 102.00         AAA             10,824
                 Obligation Revenue Bonds, 1994 Series A, 6.375%, 9/15/14

        1,810   Dormitory Authority of the State of New York, Service Contract        4/12 at 100.00         AA-          1,974,402
                 Bonds, Child Care Facilities Development Program Issue,
                 Series 2002, 5.375%, 4/01/16

          600   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00          AA            637,536
                 Income Tax Revenue Bonds, Series 2003A, 5.375%, 3/15/22

        1,620   New York State Thruway Authority, State Personal Income Tax           3/12 at 100.00          AA          1,693,305
                 Revenue Bonds, Series 2002A, 5.125%, 3/15/21

                                       14

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         600   New York State Urban Development Corporation Project Revenue            No Opt. Call         AA-        $   692,466
                 Bonds (University Facilities Grants), 1995 Refunding Series,
                 5.875%, 1/01/21

        1,750   New York State Urban Development Corporation, Correctional              No Opt. Call         AA-          1,941,170
                 and Youth Facilities Service Contract Revenue Bonds,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        3,000   City School District of the City of Niagara Falls, New York,          6/08 at 101.00         AAA          3,164,340
                 Certificates of Participation (High School Facility),
                 Series 1998, 5.375%, 6/15/28 - MBIA Insured

          750   Niagara Falls City School District, Niagara County, New York,         6/09 at 101.00        BBB-            811,238
                 Certificates of Participation (High School Facility),
                 Series 2000, 6.625%, 6/15/28

        1,230   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          1,304,157
                 Agreement Revenue Bonds, Series 1999 (John P. Colahan
                 Court Complex), 5.000%, 4/15/16 - AMBAC Insured

        1,500   Virgin Islands Public Finance Authority, Revenue Bonds               10/10 at 101.00        BBB-          1,664,040
                 (Virgin Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 6.500%, 10/01/24

        1,120   City of Yonkers Industrial Development Agency, New York,              2/11 at 100.00        BBB-          1,196,272
                 Civic Facility Revenue Bonds, Community Development
                 Properties, Yonkers, Inc. Project, Series 2001A, 6.625%, 2/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.9%

        1,000   Buffalo and Fort Erie Public Bridge Authority, New York,              1/05 at 101.00         AAA          1,071,190
                 Toll Bridge System Revenue Bonds, Series 1995,
                 5.750%, 1/01/25 - MBIA Insured

          500   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA            548,705
                 Revenue Bonds, Series 2002A Refunding, 5.500%, 11/15/19 -
                 AMBAC Insured

        1,100   New York City Industrial Development Agency, New York,               12/08 at 102.00        BBB-            606,936
                 Special Facility Revenue Bonds, Series 1998 (1998 British
                 Airways PLC Project), 5.250%, 12/01/32 (Alternative
                 Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00        Caa2            302,500
                 Special Facility Revenue Bonds, American Airlines, Inc.
                 John F. Kennedy International Airport Project, Series 2002B,
                 8.500%, 8/01/28 (Alternative Minimum Tax)

          500   Niagara Frontier Transportation Authority, New York (Buffalo          4/09 at 101.00         AAA            528,125
                 Niagara International Airport), Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         AA-          2,587,725
                 Purpose Revenue Bonds, Series 2002B Refunding,
                 5.000%, 11/15/21

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            895,307
          800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA            844,800


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.1%

        2,250   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA          2,371,703
                 Facilities Revenue Bonds, Series 1997B,
                 5.000%, 7/01/20 - AMBAC Insured

        1,000   Metropolitan Transportation Authority, New York, Dedicated           10/10 at 100.00         AAA          1,137,730
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26 (Pre-refunded to 10/01/10) - MBIA Insured

           20   City of New York, New York, General Obligation Bonds,                10/07 at 101.00         Aaa             23,482
                 Fiscal 1997 Series G, 6.000%, 10/15/26 (Pre-refunded
                 to 10/15/07)

          330   City of New York, New York, General Obligation Bonds,                   No Opt. Call        A***            345,220
                 Fiscal 1995 Series D, 6.600%, 2/01/04

           85   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            101,737
                 Water and Sewer System Revenue Bonds, Fiscal 2000
                 Series B, 6.100%, 6/15/31 (Pre-refunded to 6/15/10) -
                 MBIA Insured

        3,755   Dormitory Authority of the State of New York, Judicial                  No Opt. Call         AAA          4,731,413
                 Facilities Lease Revenue Bonds (Suffolk County Issue),
                 Series 1986, 7.375%, 7/01/16

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          1,120,610
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/17 (Pre-refunded to 5/15/12) - FGIC Insured

        2,000   New York State Urban Development Corporation, Correctional            1/09 at 101.00         AAA          2,355,260
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured

        2,600   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          2,965,274
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded to 1/01/22)

                                       15


                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.6%

$       1,945   County of Cattaraugus Industrial Development Agency,                    No Opt. Call         N/R        $ 1,732,703
                 New York, Tax-Exempt Industrial Development Revenue Bonds,
                 Series 1999A (Laidlaw Energy and Environmental, Inc.
                 Project), 8.500%, 7/01/21 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        1,500    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          1,537,860
        2,500    5.250%, 12/01/26                                                     6/08 at 101.00          A-          2,567,225

        2,330   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-          2,409,546
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/21

          750   Long Island Power Authority, New York, Electric System                5/11 at 100.00          A-            766,725
                 General Revenue Bonds, 2000 Series L, 5.375%, 5/01/33

                New York City Industrial Development Agency, New York,
                Industrial Development Revenue Bonds, (Brooklyn Navy Yard
                Cogeneration Partners, L.P. Project), Series 1997:
        1,000    6.200%, 10/01/22 (Alternative Minimum Tax)                             No Opt. Call        BBB-          1,004,280
        1,000    5.750%, 10/01/36 (Alternative Minimum Tax)                          10/08 at 102.00        BBB-            939,480

        1,500   Power Authority of the State of New York, Revenue Bonds,             11/10 at 100.00         Aa2          1,541,235
                 Series 2000A, 5.250%, 11/15/40

          500   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa1            527,145
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref- Fuel Company of Niagara, Series 2001A,
                 5.450%, 11/15/26 (Alternative Minimum Tax) (Mandatory
                 put 11/15/12)

                Suffolk County Industrial Development Agency, New York,
                Industrial Development Revenue Bonds, Series 1998 (Nissequogue
                Cogen Partners Facility):
        1,000    5.300%, 1/01/13 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            957,680
          575    5.500%, 1/01/23 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            525,791


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.3%

          300   Monroe County Water Authority, New York, Water Revenue                8/11 at 101.00          AA            311,949
                 Bonds, Series 2001, 5.150%, 8/01/22

          500   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA            552,085
                 Water and Sewer System Revenue Bonds, Fiscal 1996
                 Series B, 5.750%, 6/15/26 - MBIA Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          1,077,120
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32 - FGIC Insured

        1,250   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00          AA          1,335,850
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33

        1,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00          AA          1,649,670
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series D,
                 5.500%, 6/15/17

          415   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            484,724
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31 - MBIA Insured

          740   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00          AA            798,438
                 Water and Sewer System Revenue Bonds, Fiscal 2003 Series A,
                 5.375%, 6/15/19

        3,065   Western Nassau County Water Authority, New York, System               5/06 at 102.00         AAA          3,341,676
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     140,435   Total Long-Term Investments (cost $139,539,827) - 98.7%                                                 148,560,983
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      1,957,948
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $150,518,931
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       16


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.8%

$       1,000   The Children's Trust Fund, Puerto Rico, Tobacco Settlement            5/12 at 100.00           A        $   932,360
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33

        1,105   Erie Tobacco Asset Securitization Corporation, Erie County,           7/10 at 101.00           A          1,132,039
                 New York Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, Senior, 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          400    6.000%, 6/01/15                                                      6/10 at 101.00           A            405,496
          895    6.150%, 6/01/25                                                      6/10 at 101.00           A            881,611

        2,295   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00           A          2,312,442
                 Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

          970   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00           A            918,289
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        2,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00          A-          2,538,025
                 Tobacco Settlement Asset-Backed Bonds Series A,
                 6.500%, 7/15/27

          920   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00           A            865,196
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

        3,750   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,           7/09 at 101.00          A1          3,728,700
                 Series 1999-1, 6.250%, 7/15/27

        3,000   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00           A          3,096,510
                 New York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 6.750%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 23.2%

        1,500   City of Albany Industrial Development Agency, New York, Civic        12/09 at 101.00          AA          1,788,090
                 Facility Revenue Bonds (The University Heights Association,
                 Inc.- Albany Law School Project), Series 1999A,
                 6.750%, 12/01/29 - RAAI Insured

        2,700   Town of Brookhaven Industrial Development Agency, Civic Facility     12/07 at 101.00          A3          2,829,492
                 Revenue Bonds, Series 2000 (St. Joseph's College - New
                 York Civic Facility), 6.000%, 12/01/20

        1,285   Cattaraugus County Industrial Development Agency, New York,           9/08 at 101.00         BBB          1,308,580
                 Civic Facility Revenue Bonds (St. Bonaventure University -
                 Construction Project), Series 1998B, 5.000%, 9/15/13

                County of Monroe Industrial Development Agency, New York,
                Civic Facility Revenue Bonds (St. John Fisher College Project),
                Series 1999:
        1,000    5.375%, 6/01/17 - RAAI Insured                                       6/09 at 102.00          AA          1,070,110
        2,365    5.375%, 6/01/24 - RAAI Insured                                       6/09 at 102.00          AA          2,443,707

        3,000   Trust for Cultural Resources of the City of New York, New York,       4/07 at 101.00         AAA          3,272,550
                 Revenue Bonds, Series 1997A (American Museum of Natural
                 History), 5.650%, 4/01/27 - MBIA Insured

        1,000   Trust for Cultural Resources of the City of New York, New York,       7/09 at 101.00         AAA          1,108,170
                 Revenue Bonds, Series 1999A (American Museum of Natural
                 History), 5.750%, 7/01/29 - AMBAC Insured

          750   Trust for Cultural Resources for the City of New York,                7/10 at 101.00           A            820,658
                 New York, Revenue Bonds, Series 2000 (The Museum of
                 American Folk Art), 6.000%, 7/01/22 - ACA Insured

        1,250   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AAA          1,341,788
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Lease Revenue           7/10 at 101.00         AA-          2,230,340
                 Bonds (State University Dormitory Facilities Issue),
                 Series 2001A, 6.000%, 7/01/30

        2,500   Dormitory Authority of the State of New York, State University          No Opt. Call         AA-          2,964,625
                 Educational Facilities Revenue Bonds, Series 1993A,
                 5.875%, 5/15/17

        3,000   Dormitory Authority of the State of New York, City University           No Opt. Call         AAA          3,599,430
                 System Consolidated Revenue Bonds, Series 1993B,
                 6.000%, 7/01/14 - FSA Insured

                                       17


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       2,850   Dormitory Authority of the State of New York, Upstate                 7/10 at 101.00         AAA        $ 3,158,655
                 Community Colleges Revenue Bonds, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured

          580   Dormitory Authority of the State of New York, Fashion Institute       7/10 at 101.00         AAA            621,018
                 of Technology Revenue Bonds, Series 2000,
                 5.375%, 7/01/20 - FSA Insured

        5,590   Dormitory Authority of the State of New York, University of           7/09 at 101.00          A+          6,042,958
                 Rochester Revenue Bonds, Series 1999A, 5.500%, 7/01/16

                Dormitory Authority of the State of New York, Pratt Institute
                Revenue Bonds, Series 1999:
        1,250    6.000%, 7/01/20 - RAAI Insured                                       7/09 at 102.00          AA          1,424,013
        1,000    6.000%, 7/01/24 - RAAI Insured                                       7/09 at 102.00          AA          1,094,560
        3,810    6.000%, 7/01/28 -RAAI Insured                                        7/09 at 102.00          AA          4,165,892

        8,345   Dormitory Authority of the State of New York, Marymount               7/09 at 101.00          AA          9,241,086
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29 - RAAI Insured

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1998
                Series 2:
        1,490    5.000%, 7/01/17 - FSA Insured                                        7/08 at 101.00         AAA          1,558,600
        1,055    5.000%, 7/01/18 - FSA Insured                                        7/08 at 101.00         AAA          1,098,508

        2,120   Dormitory Authority of the State of New York, Series 2001-1,            No Opt. Call         AAA          2,428,863
                 New York University Revenue Bonds, 5.500%, 7/01/20 -
                 AMBAC Insured

        1,000   Dormitory Authority of the State of New York, Columbia University     7/12 at 100.00         AAA          1,090,430
                 Revenue Bonds, Series 2002B, 5.375%, 7/01/19

          295   Dormitory Authority of the State of New York, State University        5/08 at 101.00         AAA            293,059
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.9%

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,000    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,056,340
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,049,840

          750   New York City Industrial Development Agency, New York,                7/12 at 100.00        Baa3            773,145
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital Project, Series 2001B, 6.375%, 7/01/31

        2,000   Dormitory Authority of the State of New York, St. Vincent's           8/03 at 100.00         AAA          2,062,600
                 Hospital and Medical Center of New York, FHA-Insured
                 Mortgage Revenue Bonds, Series 1991, 7.400%, 8/01/30

        1,000   Dormitory Authority of the State of New York, St. James               2/08 at 102.00          AA          1,055,370
                 Mercy Hospital FHA-Insured Mortgage, Hospital Revenue
                 Bonds, Series 1998, 5.250%, 2/01/18

        8,000   Dormitory Authority of the State of New York (Catholic Health         7/09 at 101.00         AAA          8,449,040
                 Services of Long Island Obligated Group), St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        3,400   Dormitory Authority of the State of New York, Mount Sinai             7/10 at 101.00        BBB-          3,596,146
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25

        3,750   Dormitory Authority of the State of New York, Catholic Health         7/10 at 101.00          A3          4,120,425
                 Services of Long Island Revenue Bonds, Series 2000A,
                 St. Catherine of Sienna Medical Center, 6.500%, 7/01/20

        1,700   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00          A3          1,748,246
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        2,365   New York State Medical Care Facilities Finance Agency,                8/03 at 101.00         AAA          2,455,225
                 Hospital and Nursing Home FHA-Insured Mortgage
                 Revenue Bonds, 1992 Series B, 6.200%, 8/15/22

        5,500   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          5,780,610
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.500%, 8/15/24 - MBIA Insured

        1,980   New York State Medical Care Facilities Financing Agency,              8/05 at 102.00         AAA          2,197,246
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1995 Series B, 6.250%, 2/15/15

        1,705   New York State Medical Care Facilities Financing Agency,              2/05 at 102.00         Aa2          1,791,307
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series C,
                 6.250%, 8/15/15

                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,000   Dormitory Authority of the State of New York, Revenue Bonds,          2/05 at 100.00        BBB-        $ 2,053,860
                 Mount Sinai New York University Health Obligated Group,
                 Series 2002C, 6.000%, 7/01/26

        1,100   City of Yonkers Industrial Development Authority, New York,           7/11 at 101.00          BB          1,109,306
                 Civic Facility Revenue Bonds, St. John's Riverside Hospital
                 Project, Series 2001A, 7.125%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.2%

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,610    5.500%, 11/01/31                                                     5/11 at 101.00          AA          1,683,062
        2,000    5.600%, 11/01/42                                                     5/11 at 101.00          AA          2,093,640

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          910    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA            941,340
          450    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA            465,912

        1,140   New York State Housing Finance Agency, Multifamily                    5/03 at 100.00         AAA          1,143,078
                 Housing Revenue Bonds, 1989 Series B,v 7.550%, 11/01/29
                 (Alternative Minimum Tax) - AMBAC Insured

        1,585   New York State Housing Finance Agency, Multifamily Housing            8/03 at 101.00         Aa1          1,652,759
                 Revenue Bonds (Secured Mortgage Program), 1992 Series A,
                 7.000%, 8/15/12 (Alternative Minimum Tax)

        1,100   New York State Housing Finance Agency, Multifamily                    8/09 at 101.00         Aa1          1,155,880
                 Housing Revenue Bonds (Secured Mortgage Program),
                 Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)

        3,565   Puerto Rico Housing Finance Corporation, Multifamily Mortgage         4/03 at 100.00           A          3,641,648
                 Revenue Bonds, Portfolio A, Series I, 7.500%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.7%

        3,620   State of New York Mortgage Agency, Homeowner                         11/09 at 100.00         Aa1          3,979,683
                 Mortgage Revenue Bonds, Series 88, 6.250%, 4/01/30
                 (Alternative Minimum Tax)

        1,140   State of New York Mortgage Agency, Homeowner Mortgage                 1/06 at 102.00         AAA          1,197,524
                 Revenue Bonds, 1995 Series 52, 6.100%, 4/01/26
                 (Alternative Minimum Tax) - MBIA Insured

        1,000   State of New York Mortgage Agency, Homeowner Mortgage                10/09 at 100.00         Aa1          1,039,850
                 Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative
                 Minimum Tax)

        1,250   State of New York Mortgage Agency, Homeowner Mortgage                 9/08 at 101.00         Aa1          1,299,500
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)

        7,095   State of New York Mortgage Agency, Homeowner Mortgage                 4/11 at 100.00         Aa1          7,364,468
                 Revenue Bonds, Series 97, 5.500%, 4/01/31
                 (Alternative Minimum Tax)

        1,660   State of New York Mortgage Agency, Mortgage Revenue                   4/13 at 101.00         Aaa          1,661,511
                 Bonds, Thirty Third Series A, 4.750%, 4/01/23 (Alternative
                 Minimum Tax) (WI, settling 4/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.9%

        1,785   New York City Industrial Development Agency, New York,                7/10 at 102.00         N/R          1,886,156
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2000, 8.125%, 7/01/19

        1,350   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R          1,352,106
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001-A1, 7.250%, 7/01/16

        3,000   Dormitory Authority of the State of New York, Hebrew                  2/07 at 102.00          AA          3,360,090
                 Home for the Aged at Riverdale, FHA-Insured Mortgage
                 Nursing Home Revenue Bonds, 6.125%, 2/01/37

        1,375   Dormitory Authority of the State of New York, The Miriam              7/10 at 102.00           A          1,503,040
                 Osborn Memorial Home Association Revenue Bonds,
                 Series 2000B, 6.375%, 7/01/29 - ACA Insured

        2,490   New York State Medical Care Facilities Finance Agency,                2/06 at 102.00         AA+          2,771,046
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, 1995 Series C, 6.100%, 8/15/15

        1,520   Dormitory Authority of the State of New York, Shorefront              2/13 at 102.00         AAA          1,541,508
                 Jewish Geriatric Center Inc, FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, Series 2002, 5.200%, 2/01/32

        2,755   County of Oswego Industrial Development Agency, New York,             2/09 at 101.00         AAA          2,856,191
                 Civic Facility Revenue Bonds, Series 1999A (FHA-Insured
                 Mortgage-Bishops Commons Inc. Project), 5.375%, 2/01/49

        4,000   Syracuse Housing Authority, New York, FHA-Insured Mortgage            2/08 at 102.00         AAA          4,311,320
                 Revenue Bonds (Loretto Rest Residential Health Care
                 Facility Project), Series 1997A, 5.600%, 8/01/17

                                       19


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.9%

$         745   Village of Freeport, Nassau County, New York, Various                 4/10 at 101.00         Aaa        $   865,794
                 Purposes Serial Bonds, 2000 Series A, 6.000%, 4/01/18 -
                 FGIC Insured

        1,275   County of Nassau, New York, General Obligations, Serial               3/10 at 100.00         AAA          1,499,132
                 General Improvement Bonds, Series F, 6.500%, 3/01/18 -
                 FSA Insured

          245   City of New York, New York, General Obligation Bonds, Fiscal          5/03 at 101.50         AAA            249,875
                 1993 Series E, 5.750%, 5/15/13 - FSA Insured

        2,095   City of Niagara Falls, Niagara County, New York, Water                  No Opt. Call         AAA          2,691,907
                 Treatment Plant Serial Bonds, Series 1994, 8.000%, 11/01/09
                 (Alternative Minimum Tax) - MBIA Insured

        1,350   Northern Mariana Islands Commonwealth, General Obligation             6/10 at 100.00           A          1,430,784
                 Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured

                County of Oneida, New York, General Obligations, Public
                Improvement Bonds, Series 2000:
          200    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA            218,912
          200    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            217,612


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 31.2%

        2,000   Battery Park City Authority, New York, Junior Revenue Bonds,         11/06 at 102.00         AAA          2,147,160
                 Series 1996A, 5.500%, 11/01/29 - AMBAC Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        2,175    5.750%, 7/01/18                                                        No Opt. Call         AA-          2,534,245
        2,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          2,041,200
        1,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          1,015,100

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        5,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          5,224,400
        2,500    5.000%, 11/15/30                                                    11/12 at 100.00         AA-          2,517,900

        1,680   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00        BBB+          1,705,284
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        2,000   Nassau Health Care Corporation, Nassau County, New York,              8/09 at 102.00         AAA          2,198,040
                 Health System Revenue Bonds (Guaranteed), Series 1999,
                 5.750%, 8/01/29 - FSA Insured

        4,575   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA          5,158,496
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30 -
                 AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00         AAA          3,330,090
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30 - AMBAC Insured

                Dormitory Authority of the State of New York, Nassau County
                BOCES Program, Revenue Bonds, Series 2001A:
        1,265    5.250%, 8/15/17 - FSA Insured                                        8/11 at 100.00         AAA          1,362,038
        1,385    5.250%, 8/15/18 - FSA Insured                                        8/11 at 100.00         AAA          1,482,144

                Dormitory Authority of the State of New York, Mental Health
                Facilities Improvement Revenue Bonds, Series 2000D:
        1,755    5.875%, 2/15/18 - FSA Insured                                        8/10 at 100.00         AAA          1,948,436
        1,690    5.875%, 2/15/19 - FSA Insured                                        8/10 at 100.00         AAA          1,866,098
        2,080    5.875%, 8/15/19 - FSA Insured                                        8/10 at 100.00         AAA          2,296,736

            5   New York State Medical Care Facilities Finance Agency, Mental         8/03 at 101.00         AA-              5,073
                 Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18

        1,200   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00          AA          1,275,072
                 Income Tax Revenue Bonds, Series 2003A, 5.375%, 3/15/22

        1,000   New York State Thruway Authority, Highway and Bridge Trust            4/10 at 101.00         AAA          1,136,720
                 Fund Bonds, Series 2000B, 5.750%, 4/01/16 - FGIC Insured

        1,500   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA          1,586,700
                 Fund, Series 2003A, Second General, 5.250%, 4/01/22 -
                 MBIA Insured (WI, settling 4/03/03)

        4,200   New York State Thruway Authority, Local Highway and Bridge            4/11 at 100.00         AA-          4,510,296
                 Service Contract Bonds, Series 2001, 5.250%, 4/01/17

                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       6,500   New York State Thruway Authority, State Personal Income Tax           3/12 at 100.00          AA        $ 6,794,125
                 Revenue Bonds, Series 2002A, 5.125%, 3/15/21

                New York State Urban Development Corporation, State Personal
                Income Tax Revenue Bonds, Series 2002A, State Facilities and
                Equipment:
        2,860    5.375%, 3/15/19                                                      3/12 at 100.00          AA          3,083,166
        2,000    5.375%, 3/15/20                                                      3/12 at 100.00          AA          2,143,780

        4,000   New York State Urban Development Corporation, Correctional              No Opt. Call         AA-          4,436,960
                 and Youth Facilities Service Contract Revenue Bonds,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        5,000   City School District of the City of Niagara Falls, New York,          6/08 at 101.00         AAA          5,273,900
                 Certificates of Participation (High School Facility), Series 1998,
                 5.375%, 6/15/28 - MBIA Insured

        2,750   Puerto Rico Highway and Transportation Authority, Transportation      7/10 at 101.00         AAA          3,146,688
                 Revenue Bonds, Series B, 5.875%, 7/01/35 - MBIA Insured

        3,480   Virgin Islands Public Finance Authority, Revenue Bonds               10/10 at 101.00        BBB-          3,860,573
                 (Virgin Islands Gross Receipts Taxes Loan Note),
                 Series 1999A, 6.500%, 10/01/24

        2,520   City of Yonkers Industrial Development Agency, New York,              2/11 at 100.00        BBB-          2,691,612
                 Civic Facility Revenue Bonds, Community Development
                 Properties, Yonkers, Inc. Project, Series 2001A, 6.625%, 2/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.6%

        1,580   Albany, New York, Parking Authority, Parking Revenue Bonds,          10/11 at 101.00        BBB+          1,678,481
                 Series 2001B, 5.250%, 10/15/12

        1,900   New York City Industrial Development Agency, New York,               12/08 at 102.00        BBB-          1,048,344
                 Special Facility Revenue Bonds, Series 1998 (1998 British
                 Airways PLC Project), 5.250%, 12/01/32 (Alternative
                 Minimum Tax)

        1,455   New York State Thruway Authority, General Revenue Bonds,              1/04 at 102.00         AAA          1,475,967
                 Series B, 5.000%, 1/01/20 - MBIA Insured

        1,000   Niagara Frontier Transportation Authority, New York (Buffalo          4/09 at 101.00         AAA          1,056,250
                 Niagara International Airport), Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
                 MBIA Insured

        1,925   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          2,040,519
                 Bonds, One Hundred Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax) - MBIA Insured

        2,040   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        6/06 at 102.00        Caa2            377,400
                 1996 Series A (American Airlines, Inc. Project),
                 6.250%, 6/01/26 (Alternative Minimum Tax)

        2,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AA-          2,089,940
                 Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

        6,250   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         AA-          6,469,313
                 Purpose Revenue Bonds, Series 2002B Refunding,
                 5.000%, 11/15/21

        2,400   Triborough Bridge and Tunnel Authority, New York, Subordinate        11/12 at 100.00         AAA          2,534,400
                 Revenue Refunding Bonds, Series 2002E, 5.250%, 11/15/22 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.7%

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,500    5.750%, 6/15/17 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,763,610
        1,500    5.750%, 6/15/18 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,763,610

        4,525   Metropolitan Transportation Authority, New York, Commuter             7/11 at 100.00         AAA          5,131,305
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28
                 (Pre-refunded to 7/01/11)

        3,500   Metropolitan Transportation Authority, New York, Dedicated           10/10 at 100.00         AAA          3,982,055
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26 (Pre-refunded to 10/01/10) - MBIA Insured

        5,000   Metropolitan Transportation Authority, New York, Dedicated Tax       10/15 at 100.00         AAA          5,327,750
                 Fund Bonds, Series 1998A, 4.500%, 4/01/18 (Pre-refunded
                 to 10/01/15) - FGIC Insured

        1,350   City of New York, New York, General Obligation Bonds,                 4/03 at 100.00         AAA          1,391,013
                 Fiscal 1990 Series B, 7.250%, 10/01/06 - FGIC Insured

        2,600   City of New York, New York, General Obligation Bonds,                 2/05 at 101.00         Aaa          2,872,454
                 Fiscal 1995 Series F, 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

          145   City of New York, New York, General Obligation Bonds,                 5/03 at 101.50         AAA            148,006
                 Fiscal 1993 Series E, 5.750%, 5/15/13 (Pre-refunded to
                 5/15/03) - FSA Insured


                                       21

                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$         505   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA        $   604,440
                 Water and Sewer System Revenue Bonds, Fiscal 2000
                 Series B, 6.100%, 6/15/31 (Pre-refunded to 6/15/10) -
                 MBIA Insured

          315   New York State Environmental Facilities Corporation, State           11/04 at 102.00         AAA            350,261
                 Water Pollution Control Revolving Fund Revenue Bonds,
                 Series 1994 D Pooled Loan Issue, 6.900%, 5/15/15
                 (Pre-refunded to 11/15/04)

        5,535   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          6,202,576
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/17 (Pre-refunded to 5/15/12) - FGIC Insured

          355   Dormitory Authority of the State of New York, State University        5/08 at 101.00         AAA            397,224
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28 (Pre-refunded to 5/15/08) - FSA Insured

        3,000   New York State Urban Development Corporation, Correctional            1/09 at 101.00         AAA          3,532,890
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured

        1,600   Triborough Bridge and Tunnel Authority, New York, General               No Opt. Call         AAA          1,730,240
                 Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20

        7,500   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          8,553,675
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded to 1/01/22)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.0%

        1,000   Islip Resource Recovery Agency, New York, Resource Recovery           7/04 at 102.00         AAA          1,068,460
                 System Revenue Bonds (1985 Facility), Series 1994B,
                 6.125%, 7/01/13 (Alternative Minimum Tax) - AMBAC Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        3,500    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          3,588,340
        2,500    5.250%, 12/01/26                                                     6/08 at 101.00          A-          2,567,225
        5,130    5.500%, 12/01/29                                                     6/03 at 101.00          A-          5,210,849

        5,000   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-          5,104,900
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

        5,000   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          4,697,400
                 Industrial Development Revenue Bonds (Brooklyn Navy Yard
                 Cogeneration Partners, L.P. Project) Series 1997,
                 5.750%, 10/01/36 (Alternative Minimum Tax)

        4,000   Power Authority of the State of New York, Series 2000A               11/10 at 100.00         Aa2          4,109,960
                 Revenue Bonds, 5.250%, 11/15/40

        2,000   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa1          2,092,420
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara L.P. Facility,
                 Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)

        4,000   Suffolk County Industrial Development Agency, New York,               1/09 at 101.00         N/R          3,657,680
                 1998 Industrial Development Revenue Bonds (Nissequogue
                 Cogen Partners Facility), 5.500%, 1/01/23 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.1%

          700   Monroe County Water Authority, New York, Water Revenue                8/11 at 101.00          AA            727,881
                 Bonds, Series 2001, 5.150%, 8/01/22

        1,250   New York City Municipal Water Finance Authority,                      6/09 at 101.00         AAA          1,346,400
                 New York, Water and Sewer System Revenue Bonds,
                 Fiscal 2000 Series A, 5.500%, 6/15/32 - FGIC Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00          AA          5,343,400
                 Water and Sewer System Revenue Bonds, Fiscal 2001
                 Series A, 5.500%, 6/15/33

        2,000   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00          AA          2,199,560
                 Water and Sewer System Revenue Bonds, Fiscal 2001
                 Series D, 5.500%, 6/15/17

        2,495   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          2,914,185
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31 - MBIA Insured

        2,225   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00          AA          2,400,708
                 Water and Sewer System Revenue Bonds, Fiscal 2003
                 Series A, 5.375%, 6/15/19

          715   New York State Environmental Facilities Corporation, State            6/03 at 100.00         AAA            735,163
                 Water Pollution Control, Revolving Fund Revenue Bonds,
                 Series 1990 A (New York City Municipal Water Finance
                 Authority Project), 7.500%, 6/15/12

                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         175   New York State Environmental Facilities Corporation, State           11/04 at 102.00         AAA        $   192,418
                 Water Pollution Control Revolving Fund Revenue Bonds,
                 Pooled Loan Issue, Series 1994D, 6.900%, 5/15/15

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, Pooled
                Loan Issue, Series 2002F:
        1,000    5.250%, 11/15/17                                                    11/12 at 100.00         AAA          1,092,710
        3,345    5.250%, 11/15/19                                                    11/12 at 100.00         AAA          3,608,115
        4,060    5.250%, 11/15/20                                                    11/12 at 100.00         AAA          4,342,940
------------------------------------------------------------------------------------------------------------------------------------
$     344,025   Total Long-Term Investments (cost $342,132,733) - 148.2%                                                365,474,353
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      5,368,723
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.4)%                                                       (124,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $246,543,076
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       23


                            Nuveen New York Dividend Advantage Municipal Fund (NAN)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.1%

$       1,000   The Children's Trust Fund, Puerto Rico, Tobacco Settlement            5/12 at 100.00           A        $   932,360
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33

          660   Erie Tobacco Asset Securitization Corporation, Erie County,           7/10 at 101.00           A            676,150
                 New York Tobacco Settlement Asset-Backed Bonds, Senior
                 Series 2000, 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          265    6.000%, 6/01/15                                                      6/10 at 101.00           A            268,641
        2,055    6.150%, 6/01/25                                                      6/10 at 101.00           A          2,024,257

        1,505   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00           A          1,516,438
                 Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

          635   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00           A            601,148
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          530   Rensselaer Tobacco Asset Securitization Corporation, New York,        6/12 at 100.00           A            498,428
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

        2,250   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,           7/09 at 101.00          A1          2,237,220
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00           A          1,290,213
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 23.8%

                Village of Kenmore Housing Authority, New York, Tax-Exempt
                Student Housing Revenue Bonds (State University of New York at
                Buffalo Student Apartment Project), Series 1999A:
        3,000    5.500%, 8/01/19 - RAAI Insured                                       8/09 at 102.00          AA          3,205,290
        2,750    8/01/24 - RAAI Insured                                               8/09 at 102.00          AA          2,874,025

        3,070   County of Monroe Industrial Development Agency, New York,             6/09 at 102.00          AA          3,172,170
                 Civic Facility Revenue Bonds (St. John Fisher College Project),
                 Series 1999, 5.375%, 6/01/24 - RAAI Insured

          500   Trust for Cultural Resources for the City of New York,                7/10 at 101.00           A            547,105
                 New York, Revenue Bonds, Series 2000 (The Museum of
                 American Folk Art), 6.000%, 7/01/22 - ACA Insured

        1,800   New York City Industrial Development Agency, New York,                1/12 at 100.00          A-          1,828,152
                 Civic Facility Revenue Bonds, The YMCA of Greater
                 New York, Series 2002, 5.250%, 8/01/21

        3,500   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AA-          3,716,055
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999B, 5.375%, 7/01/19

        1,000   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AAA          1,073,430
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29 - MBIA Insured

        2,500   Dormitory Authority of the State of New York, Rochester               7/07 at 101.00         AAA          2,625,475
                 Institute of Technology Insured Revenue Bonds, Series 1997,
                 5.250%, 7/01/22 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Siena College           7/07 at 102.00         AAA          1,129,190
                 Insured Revenue Bonds, Series 1997, 5.700%, 7/01/17 -
                 MBIA Insured

          500   Dormitory Authority of the State of New York, Fashion Institute       7/10 at 101.00         AAA            535,360
                 of Technology Revenue Bonds, Series 2000,
                 5.375%, 7/01/20 - FSA Insured

        3,000   Dormitory Authority of the State of New York, Series 1999A,           7/09 at 101.00          A+          3,243,090
                 University of Rochester Revenue Bonds, 5.500%, 7/01/16

          500   Dormitory Authority of the State of New York, Pace University         7/10 at 101.00         AAA            572,330
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29 -
                 MBIA Insured

                Dormitory Authority of the State of New York, Pratt Institute
                Revenue Bonds, Series 1999:
        1,750    6.000%, 7/01/20 - RAAI Insured                                       7/09 at 102.00          AA          1,993,618
          750    6.000%, 7/01/28 - RAAI Insured                                       7/09 at 102.00          AA            820,057


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       1,250   Dormitory Authority of the State of New York, Marymount               7/09 at 101.00          AA        $ 1,384,225
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29 - RAAI Insured

        1,500   Industrial Development Agency of Niagara County, New York,           11/11 at 101.00          AA          1,552,110
                 Civic Facility Revenue Bonds, Niagara University Project,
                 Series 2001A, 5.350%, 11/01/23 - RAAI Insured

        3,565   Rensselaer County Industrial Development Agency,                      8/09 at 101.00          A+          3,596,016
                 New York, Civic Facility Revenue Bonds (Rensselaer
                 Polytechnic Institute Non-Residential Project),
                 Series 1999 B, 5.125%, 8/01/27


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 33.5%

                City of Albany Industrial Development Agency, New York, Civic
                Facility Revenue Bonds (Albany Medical Center Project), Series
                1999:
        1,120    6.000%, 5/01/19                                                      5/09 at 101.00         N/R            995,042
        1,460    6.000%, 5/01/29                                                      5/09 at 101.00         N/R          1,232,532

        1,500   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA          1,574,760
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/22 - AMBAC Insured

                Dormitory Authority of the State of New York, Frances Schervier
                Home and Hospital Insured Revenue Bonds (Franciscan Health
                Partnership Obligated Group), Series 1997:
        2,000    5.500%, 7/01/17 - RAAI Insured                                       7/07 at 102.00          AA          2,172,420
        2,000    5.500%, 7/01/27 - RAAI Insured                                       7/07 at 102.00          AA          2,086,400

                Dormitory Authority of the State of New York, Victory Memorial
                Hospital, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                1999:
        2,375    5.250%, 8/01/15 - MBIA Insured                                       8/09 at 101.00         AAA          2,551,795
        2,000    5.375%, 8/01/25 - MBIA Insured                                       8/09 at 101.00         AAA          2,081,840

        4,850   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101.50         AAA          5,110,397
                 Revenue Refunding Bonds, Wyckoff Heights Medical
                 Center, Series 1998H, 5.300%, 8/15/21 - MBIA Insured

        2,625   Dormitory Authority of the State of New York, The Memorial            2/09 at 101.00         AAA          2,760,975
                 Hospital of William F. and Gertrude F. Jones, Inc., FHA-Insured
                 Mortgage Hospital Revenue Bonds, Series 1999,
                 5.250%, 8/01/19 - MBIA Insured

        4,825   Dormitory Authority of the State of New York, Montefiore              8/09 at 101.00         AAA          5,043,621
                 Medical Center FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.450%, 8/01/29 - AMBAC Insured

        1,575   Dormitory Authority of the State of New York, Mount Sinai             7/10 at 101.00        BBB-          1,665,862
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25

        2,000   Dormitory Authority of the State of New York, Catholic Health         7/10 at 101.00          A3          2,197,560
                 Services of Long Island Revenue Bonds, Series 2000A,
                 St. Catherine of Sienna Medical Center, 6.500%, 7/01/20

        5,000   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         Aa2          5,239,650
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A,
                 5.250%, 8/15/14

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          2/05 at 100.00        BBB-          1,026,930
                 Mount Sinai New York University Health Obligated Group,
                 Series 2002C, 6.000%, 7/01/26

        4,000   Ulster County Industrial Development Agency, New York,               11/09 at 101.00          A2          4,050,080
                 Civic Facility Revenue Bonds (The Kingston Hospital
                 Project - Letter of Credit Secured), Series 1999,
                 5.650%, 11/15/24

        3,825   Yates County Industrial Development Agency, New York, Civic           8/09 at 101.00         AAA          4,049,872
                 Facility Revenue Bonds (Soldiers and Sailors Memorial
                 Hospital of Yates County Project - FHA-Insured),
                 Series 1999A, 5.650%, 2/01/39

          650   City of Yonkers Industrial Development Authority, New York,           7/11 at 101.00          BB            655,499
                 Civic Facility Revenue Bonds, St. John's Riverside Hospital
                 Project, Series 2001A, 7.125%, 7/01/31

        3,000   City of Yonkers Industrial Development Agency, New York,              2/09 at 101.00         AAA          3,120,870
                 Mortgage Revenue Bonds (FHA-Insured Mortgage Michael
                 Malotz Skilled Nursing Pavilion Project), Series 1999,
                 5.450%, 2/01/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.0%

        1,000   New York City Housing Development Corporation, New York,             11/10 at 101.00          AA          1,059,400
                 Multifamily Housing Revenue Bonds, Series 2000A,
                 5.850%, 11/01/20 (Alternative Minimum Tax)

        3,000   New York City Housing Development Corporation, New York,              5/11 at 101.00          AA          3,136,140
                 Multifamily Housing Revenue Bonds, Series 2001A,
                 5.500%, 11/01/31


                                       25


                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.3%

$         645   Guam Housing Corporation, Single Family Mortgage Revenue                No Opt. Call         AAA        $   702,399
                 Bonds (Guaranteed Mortgage-Backed Securities Program),
                 1998 Series A, 5.750%, 9/01/31 (Alternative Minimum Tax)

        5,700   State of New York Mortgage Agency, Homeowner Mortgage                10/09 at 100.00         Aa1          5,927,145
                 Revenue Bonds, Series 82,  5.650%, 4/01/30 (Alternative
                 Minimum Tax)

          840   State of New York Mortgage Agency, Mortgage Revenue Bonds,            4/13 at 101.00         Aaa            840,764
                 Thirty Third Series A, 4.750%, 4/01/23 (Alternative Minimum
                 Tax) (WI, settling 4/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.0%

                Appleridge Retirement Community, Inc., New York, Mortgage
                Revenue Bonds (GNMA Collateralized Mortgage Loan -
                Appleridge Retirement Community, Inc. Project), Series 1999:
        1,150    5.700%, 9/01/31                                                      9/09 at 102.00         Aaa          1,237,860
        1,250    5.750%, 9/01/41                                                      9/09 at 102.00         Aaa          1,348,800

          890   New York City Industrial Development Agency, New York,                7/10 at 102.00         N/R            940,436
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2000, 8.125%, 7/01/19

          750   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            751,170
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001-A1, 7.250%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.0%

                Monticello Central School District, Sullivan County, New York,
                Serial Bonds, Series 2000:
          300    6.000%, 6/15/18 - FGIC Insured                                       6/09 at 101.00         AAA            349,053
          335    6.000%, 6/15/19 - FGIC Insured                                       6/09 at 101.00         AAA            388,443
          300    6.000%, 6/15/20 - FGIC Insured                                       6/09 at 101.00         AAA            347,859

                County of Nassau, New York, General Improvement Bonds,
                Series E:
        1,400    6.000%, 3/01/17 - FSA Insured                                        3/10 at 100.00         AAA          1,608,222
          740    6.000%, 3/01/19 - FSA Insured                                        3/10 at 100.00         AAA            847,663

        5,000   City of New York, New York, General Obligation Bonds,                 5/09 at 101.00         AAA          5,113,000
                 Fiscal 1999 Series J, 5.125%, 5/15/29 - MBIA Insured

          800   Northern Mariana Islands Commonwealth, General Obligation             6/10 at 100.00           A            847,872
                 Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Orange County, New York, General Obligation Bonds, Series 1997:
        3,040    5.125%, 9/01/22                                                      9/07 at 101.00         Aa1          3,133,419
        1,195    5.125%, 9/01/23                                                      9/07 at 101.00         Aa1          1,227,803

                City of Rochester, New York, General Obligation Serial Bonds,
                Series 1999:
          720    5.250%, 10/01/18 - MBIA Insured                                        No Opt. Call         AAA            813,852
          720    5.250%, 10/01/19 - MBIA Insured                                        No Opt. Call         AAA            811,634

        2,280   Rockland County, New York, General Obligation Bonds,                 10/09 at 101.00         AA-          2,581,393
                 Series 1999, 5.600%, 10/15/16

                City School District of the City of Rye, Westchester County, New
                York, General Obligations Serial Bonds, Series 1999:
          650    5.600%, 8/15/17                                                      8/08 at 101.00         Aaa            732,167
          675    5.600%, 8/15/18                                                      8/08 at 101.00         Aaa            756,452
          675    5.600%, 8/15/19                                                      8/08 at 101.00         Aaa            752,537

        1,000   Yonkers, New York, General Obligation Bonds, Series 1999C             6/09 at 101.00         AAA          1,041,160
                 School Issue, 5.000%, 6/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.6%

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,000    5.750%, 1/01/17                                                        No Opt. Call         AA-          1,163,430
        1,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          1,020,600
        2,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          2,030,200

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,089,760
        2,000    5.000%, 11/15/30                                                    11/12 at 100.00         AA-          2,014,320


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,130   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00        BBB+        $ 1,147,007
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        2,500   Nassau County Interim Finance Authority, New York, Sales Tax         11/10 at 100.00         AAA          2,853,975
                 Secure Bonds, Series 2000A, 5.750%, 11/15/16 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00         AAA          2,220,060
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30 - AMBAC Insured

        1,960   Dormitory Authority of the State of New York, Mental Health           8/10 at 100.00         AAA          2,176,031
                 Facilities Improvement Revenue Bonds, Series 2000D,
                 5.875%, 8/15/18 - FSA Insured

        1,000   New York State Medical Care Facilities Finance Agency, Mental         2/04 at 102.00         AAA          1,030,490
                 Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Service Contract        4/12 at 100.00         AA-          1,070,670
                 Bonds, Child Care Facilities Development Program Issue,
                 Series 2002, 5.375%, 4/01/19

          600   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00          AA            637,536
                 Income Tax Revenue Bonds, Series 2003A, 5.375%, 3/15/22

        1,000   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA          1,052,860
                 Fund, Series 2003A, Second General, 5.250%, 4/01/23 - MBIA
                 Insured (WI, settling 4/03/03)

        2,900   New York State Thruway Authority, Local Highway and Bridge            4/08 at 101.00         AAA          3,188,782
                 Service Contract Bonds, Series 1998A, 5.375%, 4/01/16 -
                 MBIA Insured

        1,000   New York State Urban Development Corporation, State Personal          3/12 at 100.00          AA          1,024,510
                 Income Tax Revenue Bonds, Series 2002A, State Facilities
                 and Equipment, 5.125%, 3/15/27

        3,345   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          3,653,442
                 Agreement Revenue Bonds, Series 1999 (John P. Colahan
                 Court Complex), 5.250%, 10/15/15 - AMBAC Insured

          750   Virgin Islands Public Finance Authority, Revenue Bonds               10/10 at 101.00        BBB-            832,020
                 (Virgin Islands Gross Receipts Taxes Loan Note), Series
                 1999A, 6.500%, 10/01/24

        1,400   City of Yonkers Industrial Development Agency, New York, Civic        2/11 at 100.00        BBB-          1,495,340
                 Facility Revenue Bonds, Community Development Properties,
                 Yonkers, Inc. Project, Series 2001A, 6.625%, 2/01/26


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.1%

        1,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          1,043,960
                 Revenue Bonds, Series 2002A Refunding,
                 5.125%, 11/15/22 - FGIC Insured

        1,000   New York City Industrial Development Agency, New York, Special        8/12 at 101.00        Caa2            302,500
                 Facility Revenue Bonds, American Airlines, Inc. John F.
                 Kennedy International Airport Project, Series 2002B,
                 8.500%, 8/01/28 (Alternative Minimum Tax)

          500   Niagara Frontier Transportation Authority, New York (Buffalo          4/09 at 101.00         AAA            528,125
                 Niagara International Airport), Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
                 MBIA Insured

        3,000   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          3,180,030
                 Bonds, One Hundred Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax) - MBIA Insured

        1,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AA-          1,086,460
                 Purpose Revenue Bonds, Series 2001A, 5.250%, 1/01/16

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         AA-          2,587,725
                 Purpose Revenue Bonds, Series 2002B Refunding,
                 5.000%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.3%

        1,250   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA          1,317,613
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured

        6,520   Metropolitan Transportation Authority, New York, Dedicated Tax       10/14 at 100.00         AAA          7,443,167
                 Fund Bonds, Series 1999A, 5.250%, 4/01/23 (Pre-refunded
                 to 10/01/14) - FSA Insured

        4,000   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          4,390,320
                 Purpose Revenue Bonds, Series 1997A, 5.250%, 1/01/28
                 (Pre-refunded to 1/01/22)


                                       27


                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.9%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
$       4,800    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA        $ 4,921,152
        5,575    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          5,740,578

        2,000   Power Authority of the State of New York, Revenue Bonds,             11/10 at 100.00         Aa2          2,063,860
                 Series 2000A, 5.250%, 11/15/30

        1,325   Suffolk County Industrial Development Agency, New York,                 No Opt. Call         N/R          1,367,678
                 1998 Industrial Development Revenue Bonds (Nissequogue
                 Cogen Partners Facility), 4.875%, 1/01/08 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.5%

        6,000   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          6,625,020
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26 - MBIA Insured

        2,000   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00          AA          2,137,360
                 Water and Sewer System Revenue Bonds, Fiscal 2001
                 Series A, 5.500%, 6/15/33

        1,130   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00          AA          1,219,236
                 Water and Sewer System Revenue Bonds, Fiscal 2003
                 Series A, 5.375%, 6/15/19

        1,955   New York State Environmental Facilities Corporation, State           11/12 at 100.00         AAA          2,136,245
                 Clean Water and Drinking Water Revolving Funds Revenue
                 Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/17
------------------------------------------------------------------------------------------------------------------------------------
$     197,085   Total Long-Term Investments (cost $194,859,184) - 146.1%                                                207,617,363
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      3,474,722
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.6)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $142,092,085
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       28


                            Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.5%

$         500   The Children's Trust Fund, Puerto Rico, Tobacco Settlement            5/12 at 100.00           A        $   466,180
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33

          630   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00           A            596,415
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          320   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00           A            300,938
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

        5,000   TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,           7/09 at 101.00          A1          4,971,600
                 Series 1999-1, 6.250%, 7/15/27


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.4%

        2,750   City of Albany Industrial Development Agency, New York, Civic         7/11 at 101.00         Aaa          2,893,000
                 Facility Revenue Bonds, St. Rose  College Project, Series 2001A,
                 5.375%, 7/01/31 - AMBAC Insured

        1,975   Town of Amherst Industrial Development Agency, New York,              8/11 at 102.00         AAA          2,055,600
                 Civic Facility Revenue Bonds, UBF Faculty-Student Housing
                 Corporation, Series 2001A, 5.250%, 8/01/31 - AMBAC Insured

        2,190   County of Monroe Industrial Development Agency, New York,             6/11 at 102.00          AA          2,253,291
                 Civic Facility Revenue Bonds, St. John Fisher College
                 Project, Series 2001, 5.250%, 6/01/26 - RAAI Insured

        1,100   New York City Industrial Development Agency, New York,                1/12 at 100.00          A-          1,117,204
                 Civic Facility Revenue Bonds, The YMCA of Greater
                 New York, Series 2002, 5.250%, 8/01/21

        2,000   Dormitory Authority of the State of New York, Insured                 7/08 at 101.00         AAA          2,061,760
                 Revenue Bonds Series 1998, New York Medical College,
                 5.000%, 7/01/21 - MBIA Insured

        1,265   Dormitory Authority of the State of New York, City University         7/08 at 102.00         AAA          1,316,928
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1998 Series 1, 5.250%, 7/01/25 - FGIC Insured

        5,000   Dormitory Authority of the State of New York, City University         1/08 at 102.00         AAA          5,295,150
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1997 Series 1, 5.375%, 7/01/24 - FSA Insured

        1,000   Dormitory Authority of the State of New York, Series 2000,            7/11 at 101.00         AAA          1,041,180
                 Canisius College Revenue Bonds, 5.250%, 7/01/30 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.1%

          925   Nassau County Industrial Development Agency, New York,                  No Opt. Call         N/R            924,454
                 Civic Facility Revenue Refunding Bonds, North Shore Health
                 System Obligated Group Projects, Series B, 5.875%, 11/01/11

          850   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00          A3            870,664
                 Health System Bonds, 1999 Series A, 5.250%, 2/15/17

          500   New York City Industrial Development Agency, New York,                7/12 at 101.00        BBB-            521,025
                 Civic Facility Revenue Bond, Staten Island University
                 Hospital Project, Series 2002C, 6.450%, 7/01/32

          500   New York City Industrial Development Agency, New York,                7/12 at 100.00        Baa3            515,430
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital Project, Series 2001B, 6.375%, 7/01/31

          415   Dormitory Authority of the State of New York, NYACK Hospital,         7/06 at 102.00         Ba3            388,527
                  Revenue Bonds, Series 1996, 6.000%, 7/01/06

        1,500   Dormitory Authority of the State of New York (United Health           2/08 at 102.00         AAA          1,550,970
                 Services), FHA-Insured Mortgage Revenue Refunding
                 Bonds, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Montefiore              8/09 at 101.00         AAA          3,141,390
                 Medical Center FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        2,505   Dormitory Authority of the State of New York, The New York            8/09 at 101.00         AAA          2,795,931
                 Hospital Medical Center of Queens, FHA-Insured Mortgage
                 Revenue Bonds, Series 1999, 5.550%, 8/15/29 -
                 AMBAC Insured

                                       29


                            Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,640   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00          A3        $ 2,714,923
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          2/05 at 100.00        BBB-          1,283,663
                 Mount Sinai New York University Health Obligated Group,
                 Series 2002C, 6.000%, 7/01/26

                Suffolk County Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, Huntington Hospital Project Bonds,
                Series 2002C:
          425    6.000%, 11/01/22                                                    11/12 at 100.00        Baa1            446,943
          610    5.875%, 11/01/32                                                    11/12 at 100.00        Baa1            628,202


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.6%

        3,930   New York City Housing Development Corporation, New York,              5/11 at 101.00          AA          4,191,384
                 Multifamily Housing Revenue Bonds, Series 2001B,
                 5.250%, 11/01/16

        1,000   New York City Housing Development Corporation, New York,             11/11 at 100.00          AA          1,023,250
                 Multifamily Housing Revenue Bonds, Series 2001C2,
                 5.400%, 11/01/33 (Alternative Minimum Tax)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          455    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA            470,670
          225    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA            232,956

        1,475   New York State Housing Finance Agency, Multifamily Housing            2/11 at 100.00         Aa1          1,532,864
                 Revenue Bonds, Series 2001L, Secured Mortgage Program,
                 5.700%, 2/15/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.2%

        4,000   State of New York Mortgage Agency, Homeowner Mortgage                10/09 at 100.00         Aa1          4,159,400
                 Revenue Bonds, Series 82,  5.650%, 4/01/30 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.8%

          525   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            525,819
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001-A1, 7.250%, 7/01/16

        2,150   Dormitory Authority of the State of New York, New York                7/11 at 102.00         AAA          2,204,481
                 State Rehabilitation Association, Pooled Loan Program
                 No. 1, Insured Revenue Bonds, Series 2001A,
                 5.000%, 7/01/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.3%

        1,775   Bath Central School District, Steuben County, New York,               6/12 at 100.00         AAA          1,703,450
                 General Obligation Bonds, Series 2002, 4.000%, 6/15/18 -
                 FGIC Insured

        5,000   County of Nassau, New York, General Obligations, Serial               6/09 at 102.00         AAA          5,227,150
                 General Improvement Bonds, Series B, 5.250%, 6/01/22 -
                 AMBAC Insured

        4,000   City of New York, New York, General Obligation Bonds, Fiscal          8/08 at 101.00         AAA          4,160,680
                 1998 Series H, 5.375%, 8/01/27 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.5%

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,000    5.750%, 1/01/17                                                        No Opt. Call         AA-          1,163,430
        1,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          1,020,600

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        1,750    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          1,828,540
        1,000    5.000%, 11/15/30                                                    11/12 at 100.00         AA-          1,007,160

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00        BBB+            568,428
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        1,670   Nassau County Interim Finance Authority, New York, Sales             11/10 at 100.00         AAA          1,832,608
                 Tax Secure Bonds, Series 2000A, 5.375%, 11/15/17 -
                 MBIA Insured

                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                State of New York Municipal Bond Bank Agency, Special Program
                Revenue Bonds, City of Buffalo, 2001 Series A:
$       1,070    5.250%, 5/15/23 - AMBAC Insured                                      5/11 at 100.00         AAA        $ 1,117,743
        1,125    5.250%, 5/15/24 - AMBAC Insured                                      5/11 at 100.00         AAA          1,171,327

                Dormitory Authority of the State of New York, Service Contract
                Bonds, Child Care Facilities Development Program Issue, Series
                2002:
        1,905    5.375%, 4/01/17                                                      4/12 at 100.00         AA-          2,064,639
        1,000    5.375%, 4/01/19                                                      4/12 at 100.00         AA-          1,070,670

          400   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00          AA            425,024
                 Income Tax Revenue Bonds, Series 2003A, 5.375%, 3/15/22

        2,500   New York State Urban Development Corporation, State                   3/12 at 100.00          AA          2,561,275
                 Personal Income Tax Revenue Bonds, Series 2002A, State
                 Facilities and Equipment, 5.125%, 3/15/27

        2,250   Virgin Islands Public Finance Authority Revenue and Refunding        10/08 at 101.00        BBB-          2,268,563
                 Bonds (Virgin Islands Matching Fund Loan Notes),
                 Series 1998A (Senior Lien/Refunding), 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.3%

                Albany Parking Authority, New York, Parking Revenue Bonds,
                Series 2001A:
        2,000    5.625%, 7/15/20                                                      7/11 at 101.00        BBB+          2,094,080
        1,500    5.625%, 7/15/25                                                      7/11 at 101.00        BBB+          1,540,245

        1,000   New York City Industrial Development Agency, New York,               12/12 at 101.00        BBB-            752,200
                 Special Facilities Revenue Bonds, British Airways PLC Project,
                 Series 2002, 7.625%, 12/01/32

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00        Caa2            302,500
                 Special Facility Revenue Bonds, American Airlines, Inc.
                 John F. Kennedy International Airport Project, Series 2002B,
                 8.500%, 8/01/28 (Alternative Minimum Tax)

        3,400   Niagara Frontier Transportation Authority, New York (Buffalo          4/09 at 101.00         AAA          3,591,250
                 Niagara International Airport), Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
                 MBIA Insured

        2,195   Port Authority of New York and New Jersey, Consolidated Bonds,       10/07 at 101.00         AAA          2,287,234
                 One Hundred Twentieth Series, 5.500%, 10/15/35 (Alternative
                 Minimum Tax) - MBIA Insured

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         AA-          2,587,725
                 Purpose Revenue Bonds, Series 2002B Refunding,
                 5.000%, 11/15/21

          780   Triborough Bridge and Tunnel Authority, New York, Subordinate           No Opt. Call         AAA            895,307
                 Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.9%

        3,750   Metropolitan Transportation Authority, New York, Dedicated Tax       10/14 at 100.00         AAA          4,193,925
                 Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded
                 to 10/01/14) - FSA Insured

        4,205   New York State Urban Development Corporation, Correctional            1/11 at 100.00         AAA          4,699,886
                 Facilities Service Contract Revenue Bonds, Series C,
                 5.125%, 1/01/21 (Pre-refunded to 1/01/11) - FSA Insured

        3,000   Triborough Bridge and Tunnel Authority, New York, General             1/11 at 100.00         AAA          3,370,470
                 Purpose Revenue Bonds, Series 1996B, 5.200%, 1/01/22
                 (Pre-refunded to 1/01/11)

        3,000   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          3,292,740
                 Purpose Revenue Bonds, Series 1997A, 5.250%, 1/01/28
                 (Pre-refunded to 1/01/22)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.2%

        5,000   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA          5,148,500
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26 -
                 AMBAC Insured

        1,500   Long Island Power Authority, New York, Electric System General        5/11 at 100.00          A-          1,533,450
                 Revenue Bonds, 2000 Series L, 5.375%, 5/01/33

                New York City Industrial Development Agency, New York,
                Industrial Development Revenue Bonds (Brooklyn Navy Yard
                Cogeneration Partners, L.P. Project), Series 1997:
        1,000    6.200%, 10/01/22 (Alternative Minimum Tax)                             No Opt. Call        BBB-          1,004,280
        2,000    5.750%, 10/01/36 (Alternative Minimum Tax)                          10/08 at 102.00        BBB-          1,878,960


                                       31

                            Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,500   Power Authority of the State of New York, Revenue Bonds,             11/10 at 100.00         Aa2        $ 3,596,215
                 Series 2000A, 5.250%, 11/15/40

          450   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa1            474,431
                 Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel
                 Company of Niagara, Series 2001A, 5.450%, 11/15/26
                 (Alternative Minimum Tax) (Mandatory put 11/15/12)

        2,000   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa1          2,092,420
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara L.P. Facility,
                 Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)

                Suffolk County Industrial Development Agency, New York, 1998
                Industrial Development Revenue Bonds (Nissequogue Cogen Partners
                Facility):
        1,250    5.300%, 1/01/13 (Alternative Minimum Tax)                            1/09 at 101.00         N/R          1,197,100
        2,000    5.500%, 1/01/23 (Alternative Minimum Tax)                            1/09 at 101.00         N/R          1,828,840


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.9%

        6,000   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00          AA          6,412,080
                 Water and Sewer System Revenue Bonds, Fiscal 2001
                 Series A, 5.500%, 6/15/33

        1,000   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00          AA          1,099,780
                 Water and Sewer System Revenue Bonds, Fiscal 2001
                 Series D, 5.500%, 6/15/17

        2,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          2,074,720
                 Water and Sewer System Revenue Bonds, Fiscal 2002
                 Series A, 5.250%, 6/15/33 - FGIC Insured

        1,000   New York State Environmental Facilities Corporation, State           11/12 at 100.00         AAA          1,092,710
                 Clean Water and Drinking Water Revolving Funds Revenue
                 Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/17
------------------------------------------------------------------------------------------------------------------------------------
$     137,645   Total Long-Term Investments (cost $137,586,758) - 145.7%                                                142,724,527
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      2,203,798
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.0)%                                                        (47,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $97,928,325
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       32

                Statement of
                     ASSETS AND LIABILITIES March 31, 2003 (Unaudited)

                                                                                                           NEW YORK         NEW YORK
                                                                        NEW YORK         NEW YORK          DIVIDEND         DIVIDEND
                                                                           VALUE PERFORMANCE PLUS         ADVANTAGE      ADVANTAGE 2
                                                                           (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $139,539,827,
   $342,132,733, $194,859,184
   and $137,586,758, respectively)                                  $148,560,983     $365,474,353      $207,617,363     $142,724,527
Cash                                                                     658,686        3,208,480         2,435,791           10,033
Interest receivable                                                    2,250,399        5,705,833         3,074,967        2,320,804
Other assets                                                              11,933           27,371            10,551            1,385
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   151,482,001      374,416,037       213,138,672      145,056,749
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                        840,000        3,244,795         1,889,150               --
Accrued expenses:
   Management fees                                                        65,752          201,395            61,980           43,017
   Other                                                                  57,318          106,811            93,754           79,606
Preferred share dividends payable                                            N/A           19,960             1,703            5,801
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  963,070        3,572,961         2,046,587          128,424
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                       N/A      124,300,000        69,000,000       47,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $150,518,931     $246,543,076      $142,092,085     $ 97,928,325
====================================================================================================================================
Common shares outstanding                                             15,120,364       14,957,607         9,183,464        6,457,000
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $       9.95     $      16.48      $      15.47     $      15.17
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $    151,204     $    149,576      $     91,835     $     64,570
Paid-in surplus                                                      144,261,147      217,764,064       130,339,445       91,616,693
Undistributed (Over-distribution of) net investment income              (266,552)       2,702,684         1,600,502          970,182
Accumulated net realized gain (loss) from investments                 (2,648,024)       2,585,132        (2,697,876)         139,111
Net unrealized appreciation of investments                             9,021,156       23,341,620        12,758,179        5,137,769
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $150,518,931     $246,543,076      $142,092,085     $ 97,928,325
====================================================================================================================================
Authorized shares:
   Common                                                            250,000,000      200,000,000         Unlimited        Unlimited
   Preferred                                                                 N/A        1,000,000         Unlimited        Unlimited
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                       33

                Statement of
                     OPERATIONS Six Months Ended March 31, 2003 (Unaudited)

                                                                                                           NEW YORK         NEW YORK
                                                                        NEW YORK         NEW YORK          DIVIDEND         DIVIDEND
                                                                           VALUE PERFORMANCE PLUS         ADVANTAGE      ADVANTAGE 2
                                                                           (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 3,897,543     $  9,775,076       $ 5,466,817     $ 3,735,627
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          422,618        1,178,420           675,039         466,368
Preferred shares - auction fees                                              N/A          154,949            86,014          58,589
Preferred shares - dividend disbursing agent fees                            N/A           19,945             4,986           4,986
Shareholders' servicing agent fees and expenses                           30,315           28,776             3,552           1,356
Custodian's fees and expenses                                             23,762           49,061            29,560          19,728
Directors'/Trustees' fees and expenses                                     1,016            2,335             1,594             673
Professional fees                                                        138,851            9,206             7,461           5,668
Shareholders' reports - printing and mailing expenses                     13,257           17,201             8,246           9,428
Stock exchange listing fees                                                8,091            7,005             5,780             471
Investor relations expense                                                15,135           27,107            14,467          10,059
Other expenses                                                             4,653           16,077             8,571           7,459
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                             657,698        1,510,082           845,270         584,785
   Custodian fee credit                                                   (2,074)          (7,881)           (2,717)         (2,747)
   Expense reimbursement                                                      --               --          (313,999)       (215,801)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             655,624        1,502,201           528,554         366,237
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  3,241,919        8,272,875         4,938,263       3,369,390
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain (loss) from investments                            (1,905,576)       3,908,252          (443,439)        159,116
 Change in net unrealized appreciation
   (depreciation) of investments                                        (859,650)     (10,009,055)       (3,393,912)     (2,930,385)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      (2,765,226)      (6,100,803)       (3,837,351)     (2,771,269)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
 From and in excess of net investment income                                 N/A         (411,085)         (374,157)       (229,981)
 From accumulated net realized gains from investments                        N/A         (359,677)               --         (47,699)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                       N/A         (770,762)         (374,157)       (277,680)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                            $   476,693     $  1,401,310       $   726,755      $   320,441
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                       34

                Statement of
                      CHANGES IN NET ASSETS (Unaudited)
                                                                        NEW YORK VALUE (NNY)        NEW YORK PERFORMANCE PLUS (NNP)
                                                                ---------------------------------  ---------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED      YEAR ENDED
                                                                         3/31/03          9/30/02           3/31/03         9/30/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 3,241,919      $ 7,070,992       $ 8,272,875    $ 16,974,339
Net realized gain (loss) from investments                             (1,905,576)         727,823         3,908,252       3,072,903
Change in net unrealized appreciation
   (depreciation) of investments                                        (859,650)       4,003,348       (10,009,055)     12,819,022
Distributions to Preferred Shareholders:
   From and in excess of net investment income                               N/A              N/A          (411,085)     (1,680,916)
    From accumulated net realized gains from investments                     N/A              N/A          (359,677)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                         476,693       11,802,163         1,401,310      31,185,348
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                           (3,538,166)      (7,359,327)       (7,290,407)    (13,893,897)
From accumulated net realized gains from investments                          --               --        (3,458,002)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (3,538,166)      (7,359,327)      (10,748,409)    (13,893,897)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                          --               --                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (3,061,473)       4,442,836        (9,347,099)     17,291,451
Net assets applicable to Common
   shares at the beginning of period                                 153,580,404      149,137,568       255,890,175     238,598,724
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                      $150,518,931     $153,580,404      $246,543,076    $255,890,175
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                                      $   (266,552)    $    (91,138)     $  2,702,684     $ 2,241,208
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.


                                 See accompanying notes to financial statements.

                                       35

                Statement of
                     CHANGES IN NET ASSETS (Unaudited) (continued)

                                                                             NEW YORK                          NEW YORK
                                                                     DIVIDEND ADVANTAGE (NAN)          DIVIDEND ADVANTAGE 2 (NXK)
                                                                ---------------------------------  ---------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED      YEAR ENDED
                                                                         3/31/03          9/30/02           3/31/03         9/30/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 4,938,263      $ 9,864,731       $ 3,369,390     $ 6,728,300
Net realized gain (loss) from investments                               (443,439)       1,609,916           159,116         463,421
Change in net unrealized appreciation
   (depreciation) of investments                                      (3,393,912)       6,491,120        (2,930,385)      5,889,462
 Distributions to Preferred Shareholders:
   From and in excess of net investment income                          (374,157)        (987,619)         (229,981)       (684,180)
   From accumulated net realized gains from investments                       --               --           (47,699)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                         726,755       16,978,148           320,441      12,397,003
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
 From and in excess of net investment income                          (4,233,577)      (7,860,612)       (2,865,160)     (5,475,548)
From accumulated net realized gains from investments                          --               --          (413,137)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (4,233,577)      (7,860,612)       (3,278,297)     (5,475,548)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                          --           39,957                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (3,506,822)       9,157,493        (2,957,856)      6,921,455
Net assets applicable to Common
   shares at the beginning of period                                 145,598,907      136,441,414       100,886,181      93,964,726
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                      $142,092,085     $145,598,907      $ 97,928,325    $100,886,181
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                                      $  1,600,502     $  1,202,731      $    970,182    $    703,010
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       36

                Notes to
                       FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The New York Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK). All of the Funds' Common shares trade on the New York Stock Exchange, with the exception of New York Dividend Advantage 2's Common shares (NXK) which trade on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2003, New York Value (NNY), New York Performance Plus (NNP) and New York Dividend Advantage (NAN) had outstanding when-issued purchase commitments of $840,000, $3,244,795 and $1,889,150, respectively. There were no such outstanding purchase commitments in New York Dividend Advantage 2 (NXK).


Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.


Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

                Notes to
                     FINANCIAL STATEMENTS (Unaudited) (continued)



Preferred Shares
New York Value (NNY) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:


                                               NEW YORK     NEW YORK    NEW YORK
                                            PERFORMANCE     DIVIDEND    DIVIDEND
                                                   PLUS    ADVANTAGE ADVANTAGE 2
                                                  (NNP)        (NAN)       (NXK)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                       1,600          --           --
   Series T                                         800          --           --
   Series W                                       2,000          --        1,880
   Series TH                                         --          --           --
   Series F                                         572       2,760           --
--------------------------------------------------------------------------------
Total                                             4,972       2,760        1,880
================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2003.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.



2. FUND SHARES
Transactions in Common shares were as follows:

                                                                                         NEW YORK
                                                           NEW YORK VALUE (NNY)   PERFORMANCE PLUS (NNP)
                                                        ------------------------  ----------------------
                                                         SIX MONTHS         YEAR  SIX MONTHS        YEAR
                                                              ENDED        ENDED       ENDED       ENDED
                                                            3/31/03      9/30/02     3/31/03     9/30/02
--------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                          --           --          --          --
========================================================================================================
                                                                NEW YORK             NEW YORK DIVIDEND
                                                        DIVIDEND ADVANTAGE (NAN)     ADVANTAGE 2 (NXK)
                                                        ------------------------ -----------------------
                                                         SIX MONTHS         YEAR  SIX MONTHS        YEAR
                                                              ENDED        ENDED       ENDED       ENDED
                                                            3/31/03      9/30/02     3/31/03     9/30/02
--------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                          --        3,034          --          --
========================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the six months ended March 31, 2003, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                             VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                                             (NNY)        (NNP)        (NAN)        (NXK)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $10,195,605  $25,250,277  $ 8,138,365   $4,587,664
   Short-term securities                                        --           --           --           --
Sales and maturities:
   Long-term municipal securities                       12,678,393   35,255,392   11,128,684    7,637,485
   Short-term securities                                        --           --           --           --
=========================================================================================================


4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At March 31, 2003, the cost of investments were as follows:

                                                                     NEW YORK      NEW YORK      NEW YORK
                                                       NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                          VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
                                                          (NNY)         (NNP)         (NAN)         (NXK)
---------------------------------------------------------------------------------------------------------
Cost of Investments                                $139,358,371  $341,906,738  $194,785,071  $137,559,504
=========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at March 31, 2003, were as follows:

                                                                      NEW YORK      NEW YORK     NEW YORK
                                                        NEW YORK   PERFORMANCE      DIVIDEND     DIVIDEND
                                                           VALUE          PLUS     ADVANTAGE  ADVANTAGE 2
                                                           (NNY)         (NNP)         (NAN)        (NXK)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                      $10,646,801   $26,472,094   $13,952,102  $ 6,300,708
   Depreciation                                       (1,444,189)   (2,904,479)   (1,119,810)  (1,135,685)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments           $ 9,202,612   $23,567,615   $12,832,292  $ 5,165,023
=========================================================================================================


The tax components of undistributed net investment income and net realized gains at September 30, 2002, the Funds' last fiscal year end, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                             VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                                             (NNY)        (NNP)        (NAN)        (NXK)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                       $450,050   $3,161,131   $1,891,939   $1,143,780
Undistributed net ordinary income *                             --       31,265           --       55,027
Undistributed net long-term capital gains                       --    2,494,559           --      390,300
=========================================================================================================

The tax character of distributions paid during the period ended September 30, 2002, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                             VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                                             (NNY)        (NNP)        (NAN)        (NXK)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $7,371,424  $15,484,246   $8,813,594   $6,152,442
Distributions from net ordinary income *                    40,825       27,024           --           --
Distributions from net long-term capital gains                  --           --           --           --
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)

At September 30, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        NEW YORK
                                                          NEW YORK      DIVIDEND
                                                             VALUE     ADVANTAGE
                                                             (NNY)         (NAN)
--------------------------------------------------------------------------------
Expiration year:
   2008                                                   $621,578    $  575,964
   2009                                                    120,870     1,678,473
--------------------------------------------------------------------------------
Total                                                     $742,448    $2,254,437
================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under New York Value's (NNY) investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under New York Performance Plus's (NNP) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of the Fund as follows:


AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================


Under New York Dividend Advantage's (NAN) and New York Dividend Advantage 2's
(NXK) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

For the first ten years of New York Dividend Advantage's (NAN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
JULY 31,                                      JULY 31,
--------------------------------------------------------------------------------
1999*                  .30%                        2005                     .25%
2000                   .30                         2006                     .20
2001                   .30                         2007                     .15
2002                   .30                         2008                     .10
2003                   .30                         2009                     .05
2004                   .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.



For the first ten years of New York Dividend Advantage 2's (NXK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:



YEAR ENDING                                   YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2001*                  .30%                        2007                     .25%
2002                   .30                         2008                     .20
2003                   .30                         2009                     .15
2004                   .30                         2010                     .10
2005                   .30                         2011                     .05
2006                   .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage 2 (NXK) for any portion of its fees and expenses beyond March 31, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


6. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid May 1, 2003, to shareholders of record on April 15, 2003, as follows:

                                              NEW YORK     NEW YORK     NEW YORK
                                 NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                    VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                    (NNY)        (NNP)        (NAN)        (NXK)
--------------------------------------------------------------------------------
Dividend per share                 $.0390       $.0825       $.0800       $.0770
================================================================================

                       Financial
                              HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                              Investment Operations                                      Less Distributions
                           -------------------------------------------------------------------    ---------------------------------
                                                       Distributions
                                                            from and                                From and
                                                           in Excess   Distributions               in Excess
                                                              of Net            from                  of Net
              Beginning                          Net      Investment         Capital              Investment     Capital
                 Common                    Realized/       Income to        Gains to               Income to    Gains to
                  Share           Net     Unrealized       Preferred       Preferred                  Common      Common
              Net Asset    Investment     Investment          Share-          Share-                  Share-      Share-
                  Value        Income    Gain (Loss)        holders+        holders+     Total       holders     holders      Total
====================================================================================================================================
NEW YORK VALUE (NNY)
Year Ended 9/30:
2003(c)          $10.16         $ .21         $ (.19)           $N/A            $N/A     $ .02        $ (.23)        $--     $ (.23)
2002               9.86           .47            .32             N/A             N/A       .79          (.49)         --       (.49)
2001               9.51           .50            .36             N/A             N/A       .86          (.51)         --       (.51)
2000               9.53           .52           (.03)            N/A             N/A       .49          (.51)         --       (.51)
1999              10.39           .51           (.76)            N/A             N/A      (.25)         (.51)       (.10)      (.61)
1998              10.28           .55            .20             N/A             N/A       .75          (.55)       (.09)      (.64)

NEW YORK
PERFORMANCE
PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)           17.11           .55           (.41)           (.03)           (.02)      .09          (.49)       (.23)      (.72)
2002              15.95          1.13           1.07            (.11)             --      2.09          (.93)         --       (.93)
2001              14.67          1.16           1.26            (.26)             --      2.16          (.88)         --       (.88)
2000              14.65          1.23            .12            (.30)           (.02)     1.03          (.95)       (.06)     (1.01)
1999              16.24          1.24          (1.56)           (.22)             --      (.54)        (1.03)         --      (1.03)
1998              16.23          1.31            .02            (.23)             --      1.10         (1.09)         --      (1.09)

NEW YORK
DIVIDEND
ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)           15.85           .54           (.42)           (.04)             --       .08          (.46)         --       (.46)
2002              14.86          1.07            .89            (.11)             --      1.85          (.86)         --       (.86)
2001              13.42          1.08           1.40            (.24)             --      2.24          (.80)         --       (.80)
2000              13.27          1.08            .18            (.29)             --       .97          (.82)         --       (.82)
1999(a)           14.33           .27           (.95)           (.05)             --      (.73)         (.21)         --       (.21)

NEW YORK
DIVIDEND
ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)           15.62           .52           (.42)           (.04)           (.01)      .05          (.44)       (.06)      (.50)
2002              14.55          1.04            .99            (.11)             --      1.92          (.85)         --       (.85)
2001(b)           14.33           .44            .33            (.07)             --       .70          (.35)         --       (.35)
====================================================================================================================================

                                                             Total Returns
                                                           -----------------
                                                                       Based
                      Offering                                            on
                     Costs and       Ending                           Common
                     Preferred       Common                 Based      Share
                         Share        Share      Ending        on        Net
                  Underwriting    Net Asset      Market    Market      Asset
                     Discounts        Value       Value     Value**    Value**
==============================================================================
NEW YORK
VALUE (NNY)
Year Ended 9/30
2003(c)                    $--       $ 9.95    $ 9.4000      2.36%       .26%
2002                        --        10.16      9.4200      4.55       8.26
2001                        --         9.86      9.4900     14.66       9.23
2000                        --         9.51      8.7500      6.17       5.29
1999                        --         9.53      8.7500     (8.04)     (2.58)
1998                        --        10.39     10.1250       .87       7.57

NEW YORK
PERFORMANCE
PLUS (NNP)
------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)                     --        16.48     15.5800     (1.74)       .59
2002                        --        17.11     16.6000     14.44      13.65
2001                        --        15.95     15.3900     15.56      15.01
2000                        --        14.67     14.1250      (.71)      7.45
1999                      (.02)       14.65     15.3125     (8.25)     (3.65)
1998                        --        16.24     17.7500       .63       7.00

NEW YORK
DIVIDEND
ADVANTAGE (NAN)
------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)                     --        15.47     14.8500      (.97)       .57
2002                        --        15.85     15.4700     13.57      12.95
2001                        --        14.86     14.4400     24.06      16.98
2000                        --        13.42     12.3125     (8.62)      7.82
1999(a)                   (.12)       13.27     14.3750     (2.76)     (5.93)

NEW YORK
DIVIDEND
ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)                     --        15.17     14.2400      (.11)       .44
2002                        --        15.62     14.7800      8.48      13.67
2001(b)                   (.13)       14.55     14.4600     (1.29)      4.02
==============================================================================

                                              Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------
                                  Before Credit/Reimbursement     After Credit/Reimbursement***
                                 -----------------------------    -----------------------------
                                                Ratio of Net                     Ratio of Net
                                    Ratio of      Investment        Ratio of       Investment
                       Ending       Expenses       Income to        Expenses        Income to
                          Net     to Average         Average      to Average          Average
                       Assets     Net Assets      Net Assets      Net Assets       Net Assets
                   Applicable     Applicable      Applicable      Applicable       Applicable     Portfolio
                    to Common      to Common       to Common       to Common        to Common      Turnover
                  Shares (000)        Shares++        Shares++        Shares++         Shares++        Rate
============================================================================================================
NEW YORK
VALUE (NNY)
Year Ended 9/30
2003(c)              $150,519            .88%*          4.32%*           .87%*           4.33%*           7%
2002                  153,580            .79            4.76             .78             4.76            11
2001                  149,138            .76            5.13             .74             5.15            23
2000                  143,843            .74            5.52             .73             5.53            33
1999                  144,079            .74            5.10             .74             5.10            19
1998                  157,086            .75            5.37             .75             5.37            36

NEW YORK
PERFORMANCE
PLUS (NNP)
------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)               246,543           1.23*           6.73*           1.22*            6.73*            7
2002                  255,890           1.24            7.08            1.23             7.09            19
2001                  238,599           1.29            7.47            1.28             7.49            19
2000                  219,427           1.29            8.61            1.27             8.63            44
1999                  218,751           1.20            7.89            1.19             7.90            22
1998                  240,374           1.17            8.10            1.17             8.10            30

NEW YORK
DIVIDEND
ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)               142,092           1.20*           6.58*            .75*            7.03*            4
2002                  145,599           1.21            6.76             .75             7.22            11
2001                  136,441           1.25            7.01             .78             7.49            18
2000                  123,171           1.31            7.89             .79             8.42            19
1999(a)               121,801           1.10*          5.36*             .65*            5.81*           25

NEW YORK
DIVIDEND
ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)                97,928           1.21*           6.50*            .76*            6.95*            3
2002                  100,886           1.21            6.69             .74             7.16            16
2001(b)                93,965           1.12*           5.63*            .69*            6.06*           11
============================================================================================================

                        Preferred Shares at End of Period
                    ----------------------------------------
                      Aggregate     Liquidation
                         Amount      and Market        Asset
                    Outstanding           Value     Coverage
                           (000)      Per Share    Per Share
============================================================
NEW YORK
VALUE (NNY)
Year Ended 9/30
2003(c)                 $   N/A          $  N/A       $  N/A
2002                        N/A             N/A          N/A
2001                        N/A             N/A          N/A
2000                        N/A             N/A          N/A
1999                        N/A             N/A          N/A
1998                        N/A             N/A          N/A

NEW YORK
PERFORMANCE
PLUS (NNP)
-------------------------------------------------------------
Year Ended 9/30:
2003(c)                 124,300          25,000       74,586
2002                    124,300          25,000       76,466
2001                    124,300          25,000       72,988
2000                    124,300          25,000       69,132
1999                    124,300          25,000       68,997
1998                    104,300          25,000       82,616

NEW YORK
DIVIDEND
ADVANTAGE (NAN)
------------------------------------------------------------
Year Ended 9/30:
2003(c)                  69,000          25,000       76,483
2002                     69,000          25,000       77,753
2001                     69,000          25,000       74,435
2000                     69,000          25,000       69,627
1999(a)                  69,000          25,000       69,131

NEW YORK
DIVIDEND
ADVANTAGE 2 (NXK)
------------------------------------------------------------
Year Ended 9/30:
2003(c)                  47,000          25,000       77,090
2002                     47,000          25,000       78,663
2001(b)                  47,000          25,000       74,981
============================================================

N/A  Fund is not authorized to issue Preferred shares.
*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares, where applicable.
(a)  For the period May 26, 1999 (commencement of operations) through September
     30,1999.
(b)  For the period March 28, 2001 (commencement of operations) through
     September 30, 2001.
(c)  For the six months ended March 31, 2003.

                                 See accompanying notes to financial statements.

                                  42-43 SPREAD

                  Build Your Wealth
                         AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time. For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                  Fund
                    INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.



GLOSSARY OF TERMS USED IN THIS REPORT
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



---------
Each Fund intends to repurchase shares of its own common or preferred stock, where applicable, in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended March 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                  Serving Investors
                            FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

A premier asset management firm managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive |
Chicago, Illinois 60606 | www.nuveen.com


                                                                     ESA-A-0303D